                                                                    EXHIBIT 4.10
________________________________________________________________________________


                            INTERCREDITOR AGREEMENT

                           Dated as of July 31, 2000

                                    between

                      STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION,
                         not in its individual capacity
                        but solely as Trustee under the
                 United Airlines 2000-1A-1 Pass Through Trust,
                 United Airlines 2000-1A-2 Pass Through Trust,
                  United Airlines 2000-1B Pass Through Trust,
                 United Airlines 2000-1C-1 Pass Through Trust,
                 United Airlines 2000-1C-2 Pass Through Trust,

                   LANDESBANK HESSEN-THURINGEN GIROZENTRALE,
                        as Class A-1 Liquidity Provider,
                       Class A-2 Liquidity Provider, and
                          Class B Liquidity Provider,

                                      and

                      STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION,
                     not in its individual capacity except
                       as expressly set forth herein but
                   solely as Subordination Agent and Trustee


________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                       ARTICLE I

                                      DEFINITIONS

1.1  Definitions................................................................     2

                                       ARTICLE II

                           TRUST ACCOUNTS; CONTROLLING PARTY

2.1  Agreement to Terms of Subordination; Payments from Monies Received Only....    26
2.2  Trust Accounts.............................................................    27
2.3  Deposits to the Collection Account and Special Payments Account............    28
2.4  Distributions of Special Payments..........................................    28
2.5  Designated Representatives.................................................    31
2.6  Controlling Party..........................................................    32

                                      ARTICLE III

                        RECEIPT, DISTRIBUTION AND APPLICATION OF
                                    AMOUNTS RECEIVED

3.1  Written Notice of Distribution.............................................    33
3.2  Distribution of Amounts on Deposit in the Collection Account...............    36
3.3  Distribution of Amounts on Deposit Following a Triggering Event............    37
3.4  Other Payments.............................................................    39
3.5  Payments to the Trustee and the Liquidity Providers........................    40
3.6  Liquidity Facilities.......................................................    40

                                       ARTICLE IV

                                  EXERCISE OF REMEDIES

4.1  Directions from the Controlling Party......................................    47
4.2  Remedies Cumulative........................................................    49
4.3  Discontinuance of Proceedings..............................................    49
4.4  Right of Certificateholders to Receive Payments Not to Be Impaired.........    49
4.5  Undertaking for Costs......................................................    49


                                       ARTICLE V

                           DUTIES OF THE SUBORDINATION AGENT;
                              AGREEMENTS OF TRUSTEES, ETC

5.1  Notice of Indenture Default or Triggering Event............................    50
5.2  Indemnification............................................................    50
5.3  No Duties Except as Specified in Intercreditor Agreement...................    51
5.4  Notice from the Liquidity Providers and Trustee............................    51

                                       ARTICLE VI

                                THE SUBORDINATION AGENT

6.1  Acceptance of Trusts and Duties............................................    51
6.2  Absence of Duties..........................................................    51
6.3  No Representations or Warranties as to Documents...........................    52
6.4  No Segregation of Monies; No Interest......................................    52

6.5      Reliance; Agents; Advice of Counsel........................................       52
6.6      Capacity in Which Acting...................................................       53
6.7      Compensation...............................................................       53
6.8      May Become Certificateholder...............................................       53
6.9      Subordination Agent Required; Eligibility..................................       53
6.10     Money to Be Held in Trust..................................................       53

                                            ARTICLE VII

                                            [Reserved]


                                           ARTICLE VIII

                                 SUCCESSOR SUBORDINATION AGENT

8.1      Replacement of Subordination Agent; Appointment of Successor...............       54

                                             ARTICLE IX

                                     SUPPLEMENTS AND AMENDMENTS

9.1      Amendments, Waivers, etc...................................................       55
9.2      Subordination Agent Protected..............................................       57
9.3      Effect of Supplemental Agreements..........................................       57
9.4      Copy to Rating Agencies....................................................       57

                                             ARTICLE X

                                           MISCELLANEOUS

10.1     Termination of Intercreditor Agreement.....................................       58
10.2     Intercreditor Agreement for Benefit of Trustee, Liquidity Providers and
         Subordination Agent........................................................       58
10.3     Notices.........................................................................  58
10.4     Severability....................................................................  59
10.5     No Oral Modifications or Continuing Waivers.....................................  59
10.6     Successors and Assigns..........................................................  59
10.7     Headings........................................................................  60
10.8     Counterpart Form................................................................  60
10.9     Subordination...................................................................  60
10.10    GOVERNING LAW...................................................................  61
10.11    Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Indemnity...........  61

Schedule 1        -        Indentures

                            INTERCREDITOR AGREEMENT


          This INTERCREDITOR AGREEMENT, dated as of July 31, 2000, between STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association ("State Street"), not in its individual capacity but solely
                      ------------
as Trustee of each Trust (each as defined below), LANDESBANK HESSEN-THURINGEN GIROZENTRALE, a public-law banking institution organized under the laws of Germany, as the Class A-1 Liquidity Provider, the Class A-2 Liquidity Provider and the Class B Liquidity Provider and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity except as expressly set forth herein, but solely as Subordination Agent hereunder (in such capacity, together with any successor appointed pursuant to Article VIII, the
                                                            ------------
"Subordination Agent").
--------------------

          WHEREAS, all capitalized terms used and not otherwise defined herein shall have the respective meanings referred to in Article I;
                                                  ---------

          WHEREAS, pursuant to each Owned Aircraft Indenture with respect to the six Airbus 320-232 aircraft, one Boeing 757-222 aircraft, two Boeing 767-322 aircraft and four Boeing 777-222 aircraft owned by United (the "Owned
                                                                -----
Aircraft"), United proposes to issue on a recourse basis four series of United Equipment Notes to refinance its current indebtedness originally incurred to finance the Owned Aircraft (and, pursuant to the related Indenture, may in the future issue on a recourse basis a fifth series of United Equipment Notes);

          WHEREAS, pursuant to each Leased Aircraft Indenture with respect to the six Boeing 757-222 aircraft that have been leased to United pursuant to the related Lease (collectively, the "Leased Aircraft"), (i) the related Owner
                                  ---------------
Trustees have issued on a nonrecourse basis Leased Equipment Notes and the current holders of such notes propose to sell such notes to AFE Trust and (ii) AFE Trust proposes to issue on a nonrecourse basis four series of AFE Notes to refinance the current indebtedness originally incurred to finance the purchase of the Leased Aircraft;

          WHEREAS, pursuant to the 747 Leased Aircraft Indenture with respect to the one Boeing 747-422 aircraft (the "747 Leased Aircraft"), the related Owner
                                      -------------------
Trustee proposes to issue on a nonrecourse basis three series of 747 Leased Equipment Notes to refinance its current indebtedness originally incurred to finance the 747 Leased Aircraft;

          WHEREAS, pursuant to the United Equipment Note Purchase Agreement, each Trust will acquire those United Equipment Notes having an interest rate equal to the interest rate applicable to the Certificates to be issued by such Trust;

          WHEREAS, pursuant to the AFE Note Purchase Agreement, each Trust will acquire those AFE Notes having an interest rate equal to the interest rate applicable to the Certificates to be issued by such Trust;

          WHEREAS, pursuant to the 747 Leased Equipment Note Purchase Agreement, each Trust will acquire those 747 Leased Equipment Notes having an interest rate equal to the interest rate applicable to the Certificates to be issued by such Trust;

          WHEREAS, pursuant to each Trust Agreement executed and delivered from time to time, the Trust created thereby proposes to issue a single class of Certificates (each, a "Class"), designated as either Class A-1 Certificates,
                       -----
Class A-2 Certificates, Class B Certificates, Class C-1 Certificates or Class C-2 Certificates, bearing the interest rate and having the final distribution date described in such Trust Agreement on the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to the Underwriting Agreement, on the Closing Date the Underwriters propose to purchase the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates issued by the related Trust in the aggregate face amount set forth opposite the name of such Trust on Schedule I thereto on the terms and subject to the conditions set forth therein;

          WHEREAS, on the Closing Date, pursuant to the Class C-1 Certificate Purchase Agreement, Four Star Leasing, Inc. proposes to purchase the Class C-1 Certificates issued by the Class C-1 Trust in the aggregate amount set forth therein;

          WHEREAS, on the Closing Date, pursuant to the Class C-2 Certificate Purchase Agreement, Four Star Leasing, Inc. proposes to purchase the Class C-2 Certificates issued by the Class C-2 Trust in the aggregate amount set forth therein;

          WHEREAS, the Class A-1 Liquidity Provider proposes to enter into a revolving credit agreement relating to the Class A-1 Certificates, the Class A-2 Liquidity Provider proposes to enter into a revolving credit agreement relating to the Class A-2 Certificates and the Class B Liquidity Provider proposes to enter into a revolving credit agreement relating to the Class B Certificates (each, a "Liquidity Facility"), in each case with the Subordination Agent, as
          ------------------
agent for the Trustee of the Class A-1 Trust, the Class A-2 Trust or the Class B Trust, as applicable, for the benefit of the Certificateholders of each such Trust; and

          WHEREAS, it is a condition precedent to the obligations of the Underwriters under the Underwriting Agreement that the Subordination Agent, the Trustees and the Liquidity Providers agree to the terms of subordination set forth in this Agreement in respect of each Class of Certificates, and the Subordination Agent, the Trustees and the Liquidity Providers, by entering into this Agreement, hereby acknowledge and agree to such terms of subordination and the other provisions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     1.1  Definitions. For all purposes of this Agreement, except as otherwise
          -----------
expressly provided or unless the context otherwise requires:

          (1) the terms used herein that are defined in this Article I have the
                                                             ---------
     meanings assigned to them in this Article I, and include the plural as well
                                       ---------
     as the singular;

          (2) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;

          (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

          (4) the term "including" means "including without limitation".

          "747 Leased Aircraft" has the meaning assigned to such term in the
           -------------------
     preliminary statements of this Agreement.

          "747 Leased Aircraft Assignment and Assumption Agreement" has the
           -------------------------------------------------------
     meaning assigned to such term in the Lease referred to in the 747 Leased Aircraft Indenture.

          "747 Leased Aircraft Indenture" means, with respect to the 747 Leased
           -----------------------------
     Equipment Notes, the trust indenture and security agreement or trust indenture and mortgage or similar agreement described on Schedule 1 attached hereto, as such indenture may be amended or supplemented in accordance with its terms.

          "747 Leased Aircraft Owner Participant Guaranty Agreement" has the
           --------------------------------------------------------
     meaning assigned to such term in the Lease referred to in the 747 Leased Aircraft Indenture.

          "747 Leased Aircraft Participation Agreement" means, with respect to
           -------------------------------------------
     the Equipment Note Indenture pertaining to the 747 Leased Aircraft, the "Participation Agreement" referred to therein.

          "747 Leased Aircraft Trust Agreement" has the meaning assigned to such
           -----------------------------------
     term in the Lease referred to in the 747 Leased Aircraft Indenture.

          "747 Leased Equipment Note Purchase Agreement" means the Note Purchase
           --------------------------------------------
     Agreement, dated as of July 31, 2000, between the Owner Trustee under the 747 Leased Aircraft Indenture, the Owner Participant thereunder, the Subordination Agent and the Trustee, relating to the 747 Leased Equipment Notes in respect of the 747 Leased Aircraft.

          "747 Leased Equipment Notes" means, at any time, the Series A-1 747
           --------------------------
     Leased Equipment Notes, the Series B 747 Leased Equipment Notes and the Series C-2 747 Leased Equipment Notes, collectively, and in each case, any 747 Leased Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Equipment Note Indentures.

          "Acceleration" means, with respect to the amounts payable in respect
           ------------
     of the Equipment Notes issued under any Indenture, such amounts to be immediately due and payable by declaration or otherwise. "Accelerate,"
                                                                ----------
     "Accelerated" and "Accelerating" have meanings correlative to the
     ------------       ------------
     foregoing.

          "Additional Payment" means a payment of Make-Whole Amount and/or Break
           ------------------
     Amount, if any.

          "Adjusted Expected Distributions" means, with respect to the
           -------------------------------
     Certificates of any Trust on any Current Distribution Date, the sum of (x) accrued and unpaid interest on such Certificates and (y) the greater of:

               (A) the difference between (x) the Pool Balance of such Certificates as of the preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust) and (y) the Pool Balance of such Certificates as of the Current Distribution Date calculated on the basis that (i) the principal of the Non-Performing Equipment Notes and the AFE Notes (as to which there has been a payment default) held in such Trust has been paid in full and such payments have been distributed to the holders of such Certificates and (ii) the principal of the Performing Equipment Notes and the AFE Notes (as to which there has not been a payment default) held in such Trust has been paid when due (but without giving effect to any Acceleration of any thereof) and such payments have been distributed to the holders of such Certificates; and

               (B) the amount of the excess, if any, of (i) the Pool Balance of such Class of Certificates as of the preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust), over (ii) the Aggregate LTV Collateral Amount for such Class of Certificates for the Current Distribution Date;

          provided, however, that, until the date of the initial LTV Appraisals,
          --------  -------
          clause (B) shall not apply.
          ----------

     For purposes of calculating Adjusted Expected Distributions with respect to the Certificates of any Trust, any Additional Payment paid on the Trust Owned Notes held in such Trust that has not been distributed to the Certificateholders of such Trust (other than such Additional Payment or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of Adjusted Expected Distributions.

          "Advance" means, with respect to any Liquidity Facility, any Advance
           -------
     as defined in such Liquidity Facility.

          "AFE Indenture" means, with respect to the AFE Notes, the trust
           -------------
     indenture and security agreement described on Schedule 1 attached to this Agreement between AFE as debtor and State Street as Indenture Trustee (the "AFE Indenture Trustee") and secured party, as such indenture may be amended or supplemented in accordance with its terms.

          "AFE Indenture Trustee" means State Street Bank and Trust Company of
           ---------------------
     Connecticut, National Association, not in its individual capacity but solely as trustee under the AFE Indenture, together with any successor trustee appointed pursuant thereto.

          "AFE Investors" means the Persons owning AFE Trust Certificates.
           -------------

          "AFE Note Purchase Agreement" means the Note Purchase Agreement
           ---------------------------
     relating to the AFE Notes in respect of the Leased Aircraft, dated as of July 31, 2000, between AFE Trust, the Indenture Trustee under the AFE Indenture, United, the Subordination Agent and the Trustees.

          "AFE Notes" means, at any time, the Series A-1 AFE Notes, the Series
           ---------
     A-2 AFE Notes, the Series B AFE Notes and the Series C-1 AFE Notes, collectively, and in each case, any AFE Notes issued in exchange therefor or replacement thereof pursuant to the terms of the AFE Indenture.

          "AFE Trust" means AFE Trust, a Delaware business trust.
           ---------

          "AFE Trust Certificates" means the certificates representing
           ----------------------
     beneficial interests in AFE Trust.

          "AFE Trustee" means Wilmington Trust Company, not in its individual capacity but solely as trustee of AFE Trust, together with any successor trustee.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
     directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Aggregate LTV Collateral Amount" for any Class of Certificates for
           -------------------------------
     any Distribution Date means the product of (A)(i) the sum of the applicable LTV Collateral Amounts for all Aircraft, minus (ii) the Pool Balance for each Class of Certificates, if any, senior to such Class, after giving effect to any distribution of principal on such Distribution Date with respect to such senior Class or Classes, multiplied by (B)(i) in the case of the Class A-1 Certificates or Class A-2 Certificates, a fraction the numerator of which equals the Current Pool Balance for the Class A-1 Certificates or Class A-2 Certificates, as the case may be, and the denominator of which equals the aggregate Current Pool Balance for the Class A-1 Certificates and Class A-2 Certificates, (ii), in the case of the Class C-1 Certificates or the Class C-2 Certificates, a fraction the numerator of which equals the Current Pool Balance for the Class C-1 Certificates or Class C-2 Certificates, as the case may be, and the denominator of which equals the aggregate Current Pool Balance for the Class C-1 Certificates and Class C-2 Certificates and (iii) in the case of the Class B Certificates, 1.0.

          "Aircraft" means, with respect to each Indenture, the "Aircraft"
           --------
     referred to therein.

          "Appraisal" means a fair market value appraisal (which may be a
           ---------
     "desktop" appraisal) performed by any Appraiser or any other nationally recognized appraiser on the basis of an arm's-length transaction between an informed and willing purchaser under no compulsion to buy and an informed and willing seller under no compulsion to sell and both having knowledge of all relevant facts.

          "Appraised Current Market Value" of any Aircraft means the lower of
           ------------------------------
     the average and the median of the most recent three Appraisals of such Aircraft.

          "Appraisers" means, collectively, Aircraft Information Services, Inc.,
           ----------
     Morten Beyer and Agnew, Inc. and AvSolutions Inc.

          "Available Amount" means, with respect to any Liquidity Facility on
           ----------------
     any drawing date, subject to the proviso contained in the first sentence of
     Section 3.6(g) hereof, an amount equal to (a) the Stated Amount of such Liquidity Facility at such time, less (b) the aggregate amount of each
                                      ----
     Interest Drawing honored by the Liquidity Provider under such Liquidity Facility on or prior to such date that has not been reimbursed or reinstated as of such date; provided, however, that, following a Downgrade
                                 --------  -------
     Drawing, a Non-Extension Drawing or a Final Drawing under such Liquidity Facility, the Available Amount of such Liquidity Facility shall be zero.

          "Bankruptcy Code" has the meaning assigned to such term in the
           ---------------
     definition of "Performing Equipment Note" in this Section 1.1.
                                                       -----------

          "Basic Pass Through Trust Agreement" with respect to any Trust, means
           ----------------------------------
     the Pass Through Trust Agreement, dated as of July 31, 2000, between United and State Street, as the same may from time to time be supplemented, amended or modified, but does not include any Trust Supplement.

          "Break Amount" means the breakage costs under any of the Indentures.
           ------------

          "Business Day" means any day (i) other than a Saturday or Sunday or a
           ------------
     day on which commercial banks are required or authorized to close in Chicago, Illinois, New York, New York or the city and state in which any Trustee, the Subordination Agent or any Indenture Trustee maintains its Corporate Trust Office or receives and disburses funds, and (ii) that, solely with respect to draws under any Liquidity Facility, also is a "Business Day" as defined in such Liquidity Facility.

          "Cash Collateral Account" means the Class A-1 Cash Collateral Account,
           -----------------------
     the Class A-2 Cash Collateral Account or the Class B Cash Collateral Account, as applicable.

          "Certificate" means a Class A-1 Certificate, a Class A-2 Certificate,
           -----------
     a Class B Certificate, a Class C-1 Certificate or a Class C-2 Certificate, as applicable.

          "Certificateholder" means any holder of one or more Certificates.
           -----------------

          "Class" has the meaning assigned to such term in the preliminary
           -----
     statements to this Agreement.

          "Class A-1 Cash Collateral Account" means an Eligible Deposit Account
           ---------------------------------
     in the name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts drawn under the Class A-1 Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) shall be deposited.
                 --------------  ------    ------

          "Class A-1 Certificateholder" means, at any time, any holder of one or
           ---------------------------
     more Class A-1 Certificates.

          "Class A-1 Certificates" means the certificates issued by the Class A-
           ----------------------
     1 Trust, substantially in the form of Exhibit A to the Class A-1 Trust Agreement, and authenticated by the Class A-1 Trustee, representing fractional undivided interests in the Class A-1 Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class A-1 Trust Agreement.

          "Class A-1 Liquidity Facility" means, initially, the Revolving Credit
           ----------------------------
     Agreement, dated as of July 31, 2000, between the Subordination Agent, as agent and trustee for the Class A-1 Trust, and the initial Class A-1 Liquidity Provider relating to the Class A-1 Certificates, and, from and after the replacement of such Revolving Credit Agreement pursuant hereto, the Replacement Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class A-1 Liquidity Provider" means Landesbank Hessen-Thuringen
           ----------------------------
     Girozentrale or any Replacement Liquidity Provider or Replacement Liquidity Providers that have issued a Replacement Liquidity Facility to replace the Class A-1 Liquidity Facility pursuant to Section 3.6(c) or 3.6(e).
                                              --------------    ------

          "Class A-1 Trust" means United Airlines 2000-1A-1 Pass Through Trust
           ---------------
     created and administered pursuant to the Class A-1 Trust Agreement.

          "Class A-1 Trust Agreement" means the Class A-1 Trust Supplement,
           -------------------------
     dated as of July 31, 2000, between United and State Street, together with the Basic Pass Through Trust Agreement, as each may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class A-1 Trust Supplement" shall mean a Trust Supplement that (i)
           --------------------------
     creates a separate Trust for the benefit of the Holders of the Class A-1 Certificates, (ii) authorizes the issuance of the Class A-1 Certificates and (iii) establishes the terms of the Class A-1 Certificates.

          "Class A-1 Trustee" means State Street Bank and Trust Company of
           -----------------
     Connecticut, National Association, not in its individual capacity but solely as trustee under the Class A-1 Trust Agreement, together with any successor trustee appointed pursuant thereto.

          "Class A-2 Cash Collateral Account" means an Eligible Deposit Account
           ---------------------------------
     in the name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts drawn under the Class A-2 Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) shall be deposited.
                 --------------  ------    ------

          "Class A-2 Certificateholder" means, at any time, any holder of one or
           ---------------------------
     more Class A-2 Certificates.

          "Class A-2 Certificates" means the certificates issued by the Class A-
           ----------------------
     2 Trust, substantially in the form of Exhibit A to the Class A-2 Trust Agreement, and authenticated by the Class A-2 Trustee, representing fractional undivided interests in the Class A-2 Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class A-2 Trust Agreement.

          "Class A-2 Liquidity Facility" means, initially, the Revolving Credit
           ----------------------------
     Agreement, dated as of July 31, 2000, between the Subordination Agent, as agent and trustee for the Class A-2 Trust, and the initial Class A-2 Liquidity Provider relating to the Class A-2 Certificates, and, from and after the replacement of such Revolving Credit Agreement pursuant hereto, the Replacement Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class A-2 Liquidity Provider" means Landesbank Hessen-Thuringen
           ----------------------------
     Girozentrale or any Replacement Liquidity Provider or Replacement Liquidity Providers that have issued a Replacement Liquidity Facility to replace the Class A-2 Liquidity Facility pursuant to Section 3.6(c) or 3.6(e).
                                              --------------    ------

          "Class A-2 Trust" means United Airlines 2000-1A-2 Pass Through Trust
           ---------------
     created and administered pursuant to the Class A-2 Trust Agreement.

          "Class A-2 Trust Agreement" means the Class A-2 Trust Supplement,
           -------------------------
     dated as of July 31, 2000, between United and State Street, together with the Basic Pass Through Trust Agreement, as each may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class A-2 Trust Supplement" shall mean a Trust Supplement that (i)
           --------------------------
     creates a separate Trust for the benefit of the Holders of the Class A-2 Certificates, (ii) authorizes the issuance of Class A-2 Certificates and
     (iii) establishes the terms of the Class A-2 Certificates.

          "Class A-2 Trustee" means State Street Bank and Trust Company of
           -----------------
     Connecticut, National Association, not in its individual capacity but solely as trustee under the Class A-2 Trust Agreement, together with any successor trustee appointed pursuant thereto.

          "Class B Cash Collateral Account" means an Eligible Deposit Account in
           -------------------------------
     the name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts drawn under the Class B Liquidity Facility pursuant to Section
                                                                        -------
     3.6(c), 3.6(d) or 3.6(i) shall be deposited.
     ------  ------    ------

          "Class B Certificateholder" means, at any time, any holder of one or
           -------------------------
     more Class B Certificates.

          "Class B Certificates" means the certificates issued by the Class B
           --------------------
     Trust, substantially in the form of Exhibit A to the Class B Trust Agreement, and authenticated by the Class B Trustee, representing fractional undivided interests in the Class B Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class B Trust Agreement.

          "Class B Liquidity Facility" means, initially, the Revolving Credit
           --------------------------
     Agreement, dated as of July 31, 2000, between the Subordination Agent, as agent of the Trustee, and the initial Class B Liquidity Provider relating to the Class B Certificates, and, from and after the replacement of such Revolving Credit Agreement pursuant hereto, the Replacement Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class B Liquidity Provider" means Landesbank Hessen-Thuringen
           --------------------------
     Girozentrale or any Replacement Liquidity Provider or Replacement Liquidity Providers that have issued a Replacement Liquidity Facility to replace the Class B Liquidity Facility pursuant to Section 3.6(c) or 3.6(e).
                                            --------------    ------

          "Class B Trust" means United Airlines 2000-1B Pass Through Trust
           -------------
     created and administered pursuant to the Class B Trust Agreement.

          "Class B Trust Agreement" means the Class B Trust Supplement, dated as
           -----------------------
     of July 31, 2000, between United and State Street, together with the Basic Pass Through Trust Agreement, as each may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class B Trust Supplement" shall mean a Trust Supplement that (i)
           ------------------------
     creates a separate Trust for the benefit of the Holders of the Class B Certificates, (ii) authorizes the issuance of Class B Certificates and
     (iii) establishes the terms of the Class B Certificates.

          "Class B Trustee" means State Street Bank and Trust Company of
           ---------------
     Connecticut, National Association, not in its individual capacity but solely as trustee under the Class B Trust Agreement, together with any successor trustee appointed thereto.

          "Class C-1 Certificateholder" means, at any time, any holder of one or
           ---------------------------
     more Class C-1 Certificates.

          "Class C-1 Certificate Purchase Agreement" means the Class C-1
           ----------------------------------------
     Certificate Purchase Agreement, dated as of July 31, 2000, between the Class C-1 Trustee and Four Star Leasing, Inc., as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class C-1 Certificates" means the certificates issued by the Class C-
           ----------------------
     1 Trust, substantially in the form of Exhibit A to the Class C-1 Trust Agreement, and authenticated by the Class C-1 Trustee, representing fractional undivided interests in such Class C-1 Trust, and any certificates issued in exchange therefor or in replacement thereof pursuant to the terms of such Class C-1 Trust Agreement.

          "Class C-1 Trust" means United Airlines 2000-1C-1 Pass Through Trust
           ---------------
     created and administered pursuant to the Class C-1 Trust Agreement.

          "Class C-1 Trust Agreement" means the Class C-1 Trust Supplement,
           -------------------------
     dated as of July 31, 2000, between United and State Street, together with the Basic Pass Through Trust Agreement, as each may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class C-1 Trust Supplement" shall mean a Trust Supplement that (i)
           --------------------------
     creates a separate Trust for the benefit of the Holders of the Class C-1 Certificates, (ii) authorizes the issuance of Class C-1 Certificates and
     (iii) establishes the terms of the Class C-1 Certificates.

          "Class C-1 Trustee" means State Street Bank and Trust Company of
           -----------------
     Connecticut, National Association, not in its individual capacity but solely as trustee under the Class C-1 Trust Agreement, together with any successor trustee appointed thereto.

          "Class C-2 Certificateholder" means, at any time, any holder of one or
           ---------------------------
     more Class C-2 Certificates.

          "Class C-2 Certificate Purchase Agreement" means the Class C-2
           ----------------------------------------
     Certificate Purchase Agreement, dated as of July 31, 2000, between the Class C-2 Trustee and Four Star Leasing, Inc., as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class C-2 Certificates" means the certificates issued by the Class C-
           ----------------------
     2 Trust, substantially in the form of Exhibit A to the Class C-2 Trust Agreement, and authenticated by the Class C-2 Trustee, representing fractional undivided interests in such Class C-2 Trust, and any certificates issued in exchange therefor or in replacement thereof pursuant to the terms of such Class C-2 Trust Agreement.

          "Class C-2 Trust" means United Airlines 2000-1C-2 Pass Through Trust
           ---------------
     created and administered pursuant to the Class C-2 Trust Agreement.

          "Class C-2 Trust Agreement" means the Class C-2 Trust Supplement,
           -------------------------
     dated as of July 31, 2000, between United and State Street, together with the Basic Pass Through Trust Agreement, as each may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class C-2 Trust Supplement" shall mean a Trust Supplement that (i)
           --------------------------
     creates a separate Trust for the benefit of the Holders of the Class C-2 Certificates, (ii) authorizes the issuance of Class C-2 Certificates and
     (iii) establishes the terms of the Class C-2 Certificates.

          "Class C-2 Trustee" means State Street Bank and Trust Company of
           -----------------
     Connecticut, National Association, not in its individual capacity but solely as trustee under the Class C-2 Trust Agreement, together with any successor trustee appointed thereto.

          "Class D Certificates" means any pass through certificates issued by
           --------------------
     any Class D Trust, representing fractional undivided interests in the Class D Trust, and any certificates issued in exchange therefor or in replacement thereof pursuant to the terms of a Class D Trust Supplement and basic pass through trust agreement executed in connection therewith.

          "Class D Trust" means the United Airlines Pass Through Trust 2000-1D,
           -------------
     if and when created.

          "Class D Trust Supplement" shall mean a Trust Supplement that (i)
           ------------------------
     creates a separate trust for the benefit of the Holders of the Class D Certificates, (ii) authorizes the issuance of Class D Certificates and
     (iii) establishes the terms of the Class D Certificates.

          "Closing Date" means July 31, 2000.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
     to time, and Treasury Regulations promulgated thereunder.

          "Collection Account" means the Eligible Deposit Account established by
           ------------------
     the Subordination Agent pursuant to Section 2.2(a) into and from which the
                                         --------------
     Subordination Agent shall make deposits and withdrawals in accordance with this Agreement.

          "Confirmation", with respect to any Transaction, means the
           ------------
     Confirmation, dated as of July 31, 2000, between AFE Trust and United evidencing such Transaction and incorporating therein the terms and conditions of the Swap Agreement.

          "Consent Notice" has the meaning specified in Section 3.6(d).
           --------------

          "Consent Period" has the meaning specified in Section 3.6(d).
           --------------

          "Controlling Party" means the Person entitled to act as such pursuant
           -----------------
     to the terms of Section 2.6.
                     -----------

          "Corporate Trust Office" means, with respect to any Trustee, the
           ----------------------
     Subordination Agent or any Indenture Trustee, the office of such Person in the city at which, at any particular time, its corporate trust business shall be principally administered.

          "Current Distribution Date" means a Distribution Date specified as a
           -------------------------
     reference date for calculating the Expected Distributions or the Adjusted Expected Distributions with respect to the Certificates of any Trust as of such Distribution Date.

          "Current Pool Balance" means the amount described in clause (B)(i) of
           --------------------                                -------------
     the definition of "Adjusted Expected Distributions."

          "Designated Representatives" means the Subordination Agent
           --------------------------
     Representatives, the Trustee Representatives and the LP Representatives identified under Section 2.5.
                      -----------

          "Distribution Date" means a Regular Distribution Date or a Special
           -----------------
     Distribution Date.

          "Dollars" means United States dollars.
           -------

          "Downgrade Drawing" has the meaning assigned to such term in Section
           -----------------                                           -------
     3.6(c).
     ------

          "Downgraded Facility" has the meaning assigned to such term in Section
           -------------------                                           -------
     3.6(c).
     ------

          "Drawing" means an Interest Drawing, a Final Drawing, a Non-Extension
           -------
     Drawing or a Downgrade Drawing, as the case may be.

          "Eligible Deposit Account" means either (a) a segregated account with
           ------------------------
     an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a long-term unsecured debt rating from each Rating Agency of at least "A-3" or its equivalent. An Eligible Deposit Account may be maintained with a Liquidity Provider so long as such Liquidity Provider is an Eligible Institution; provided, however, that such Liquidity Provider shall have
                  --------  -------
     waived
     all rights of set-off and counterclaim with respect to such account; and provided, further, that each institution at which any Eligible Deposit
     --------  -------
     Account is maintained shall agree, for all purposes of the applicable UCC, including Article 8 thereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the UCC), (b) all property credited to such account shall be treated as a "financial asset" (as defined in Section 8-102(9) of the UCC), (c) the Subordination Agent shall be the "entitlement holder" (as defined in Section 8-102(7) of the UCC) in respect of such account, (d) such institution shall comply with all entitlement orders issued by the Subordination Agent to the exclusion of any other Person and (e) the "securities intermediary jurisdiction" (under
     Section 8-110(e) of the UCC) shall be the State of Illinois.

          "Eligible Institution" means (a) the corporate trust department of the
           --------------------
     Subordination Agent or any Trustee, as applicable, so long as it has a long term unsecured debt rating from each Rating Agency of at least "A-3" or its equivalent, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from each Rating Agency of at least "A-3" or its equivalent.

          "Eligible Investments" means each of (i) obligations of, or guaranteed
           --------------------
     by, the United States Government, (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof rated at least "P-1" or its equivalent by Moody's and at least "A-1" or its equivalent by Standard & Poor's, (iii) certificates of deposit, time deposits or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $500,000,000 which banks or their holding companies have a rating of "A" or its equivalent by Moody's or Standard & Poor's; provided, however, that the aggregate amount at any one time so
             --------  -------
     invested in certificates of deposit issued by any one bank shall not exceed 5% of such bank's capital and surplus, (iv) U.S. dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in clause (iii) or any subsidiary thereof and
                                      ------------
     (v) repurchase agreements with any financial institution having combined capital and surplus of at least $500,000,000 with any of the obligations described in clauses (i) through (iv) as collateral; provided that all
                  -----------         ----                --------
     Eligible Investments held pursuant to this Agreement must be held in an Eligible Deposit Account.

          "Equipment Note Indenture" means, with respect to the Equipment Notes,
           ------------------------
     each of the one or more separate trust indenture and security agreements or trust indentures and mortgages or similar agreements described on Schedule I attached to this Agreement, as each such indenture may be amended or supplemented in accordance with its respective terms.

          "Equipment Notes" means, collectively, the Leased Equipment Notes, the
           ---------------
     747 Leased Equipment Notes and the United Equipment Notes.

          "Eurodollar Rate" has the meaning assigned to such term in the AFE
           ---------------
     Indenture.

          "Expected Distributions" means, with respect to the Certificates of
           ----------------------
     any Trust on any Current Distribution Date, the sum of (x) accrued and unpaid interest on such Certificates and (y) the difference between (A) the Pool Balance of such Certificates as of the preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust) and (B) the Pool Balance of such Certificates as of the Current Distribution Date, calculated on the basis that (i) the principal of the Trust Owned Notes held in such Trust and any related Leased Equipment Notes has been paid when due (whether at stated maturity, upon redemption, prepayment, purchase or Acceleration or otherwise) and such payments have been distributed to the holders of such Certificates and (ii) the principal of any Trust Owned Notes formerly held in such Trust that have been sold pursuant to the terms hereof has been paid in full and such payments have been distributed to the holders of such Certificates. For purposes of calculating Expected Distributions, any Additional Payment paid on the Trust Owned Notes held in any Trust which has not been distributed to the Certificateholders of such Trust (other than such Additional Payment or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of such Expected Distributions.

          "Expiry Date" with respect to any Liquidity Facility, shall have the
           -----------
     meaning set forth in such Liquidity Facility.

          "Fee Letter" means the Fee Letter, dated as of July 31, 2000, between
           ----------
     United, Landesbank Hessen-Thuringen Girozentrale and the Subordination Agent with respect to the initial Liquidity Facilities, and any fee letter entered into between the Subordination Agent and any Replacement Liquidity Provider.

          "Final Distributions" means, with respect to the Certificates of any
           -------------------
     Trust on any Distribution Date, the sum of (x) the aggregate amount of all accrued and unpaid interest on such Certificates and (y) the Pool Balance of such Certificates as of the preceding Distribution Date. For purposes of calculating Final Distributions, any Additional Payment paid on the Trust Owned Notes held in any Trust which has not been distributed to the Certificateholders of such Trust (other than such Additional Payment or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of such Final Distributions.

          "Final Drawing" has the meaning assigned to such term in Section
           -------------                                           -------
3.6(i).
------

          "Final Maturity Date" for the Class A-1 Certificates means July 1,
           -------------------
     2015, for the Class A-2 Certificates means January 1, 2012, for the Class B certificates means January 1, 2013.

     for the Class C-1 Certificates means January 1, 2008, and for the Class C-2 Certificates means July 1, 2015.

          "Final Payment Date", means, with respect to any Transaction evidenced
           ------------------
     by a Confirmation, the date on which a "Final Periodic Payment" is due under and as defined in such Confirmation.

          "Four Star Leasing, Inc." means Four Star Leasing, Inc., a Delaware
           -----------------------
     corporation, and its successors and assigns.

          "Indenture" means the AFE Indenture, the 747 Leased Aircraft
           ---------
     Indenture, each of the Leased Aircraft Indentures and each of the Owned Aircraft Indentures listed on Schedule 1 hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Indenture Default" means, with respect to any Indenture, any
           -----------------
     Indenture Event of Default (as such term is defined in such Indenture) thereunder.

          "Indenture Estate" means, with respect to any Indenture, the
           ----------------
     "Indenture Estate" referred to therein.

          "Indenture Trustee" means, with respect to any Indenture, the
           -----------------
     indenture trustee thereunder.

          "Interest Drawing" has the meaning assigned to such term in Section
           ----------------                                           -------
     3.6(a).
     ------

          "Investment Earnings" means investment earnings on funds on deposit in
           -------------------
     the Trust Accounts net of losses and investment expenses of the Subordination Agent in making such investments.

          "Junior Qualified Substitute", means, with respect to any Transaction
           ---------------------------
     evidenced by a Confirmation, the "Junior Qualified Substitute" under and as defined in such Confirmation.

          "Lease" means, with respect to the Equipment Note Indenture pertaining
           -----
     to each Leased Aircraft or the 747 Leased Aircraft, as applicable, the "Lease" referred to therein.

          "Leased Aircraft" has the meaning assigned to such term in the
           ---------------
     preliminary statements of this Agreement.

          "Leased Aircraft Indenture" means, with respect to the Leased
           -------------------------
     Equipment Notes, each of the one or more trust indenture and security agreements or trust indenture and mortgages or similar agreements described on Schedule 1 attached to this Agreement, as such indenture may be amended or supplemented in accordance with its terms.

          "Leased Aircraft Participation Agreement" means, with respect to the
           ---------------------------------------
     Equipment Note Indenture pertaining to each Leased Aircraft, the "Participation Agreement" referred to therein.

          "Leased Equipment Note Purchase Agreement" means the Leased Equipment
           ----------------------------------------
     Note Purchase Agreement, dated as of July 31, 2000, for the respective Aircraft between the Seller as defined therein and AFE Trust.

          "Leased Equipment Notes" means the notes, certificates or instruments
           ----------------------
     issued pursuant to the Leased Aircraft Indentures in respect of the Leased Aircraft, collectively, and in each case, any Leased Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Equipment Note Indentures.

          "Lien" means any mortgage, pledge, lien, charge, claim, disposition of
           ----
     title, encumbrance, lease, sublease, or security interest of any kind, including any arising under any conditional sales or other title retention agreement.

          "Liquidity Event of Default," with respect to any Liquidity Facility,
           --------------------------
     has the meaning assigned to such term in such Liquidity Facility.

          "Liquidity Expenses" means, with respect to the Liquidity Facilities,
           ------------------
     all Liquidity Obligations other than (i) the principal amount of any Drawings under the Liquidity Facilities and (ii) any interest accrued on such Liquidity Obligations.

          "Liquidity Facility" means, at any time, the Class A-1 Liquidity
           ------------------
     Facility, the Class A-2 Liquidity Facility or the Class B Liquidity Facility, as applicable.

          "Liquidity Obligations" means, with respect to the Liquidity
           ---------------------
     Facilities, all principal, interest, fees and other amounts owing to the Liquidity Providers under the Liquidity Facilities, the AFE Note Purchase Agreement, the Owned Aircraft Participation Agreements, the 747 Leased Aircraft Participation Agreement and the Fee Letter.

          "Liquidity Provider" means the Class A-1 Liquidity Provider, the Class
           ------------------
     A-2 Liquidity Provider and/or the Class B Liquidity Provider, as applicable.

          "LP Incumbency Certificate" has the meaning assigned to such term in
           -------------------------
     Section 2.5(c).
     --------------

          "LP Representatives" has the meaning assigned to such term in Section
           ------------------                                           -------
     2.5(c).
     ------

          "LTV Appraisals" has the meaning assigned to such term in Section
           --------------                                           -------
     4.1(a).
     ------

          "LTV Collateral Amount" of any Aircraft for any Class of Certificates
           ---------------------
     means, as of any Distribution Date, the lesser of (i) the LTV Ratio for such Class of Certificates multiplied by the Appraised Current Market Value of such Aircraft (or with respect to any such Aircraft that has suffered an Event of Loss under and as defined in the relevant Lease (in the case of a Leased Aircraft or the 747 Leased Aircraft) or Owned Aircraft Indenture (in the case of an Owned Aircraft), the amount of the insurance proceeds paid to the related Indenture Trustee in respect thereof to the extent then held by such Indenture Trustee (and/or on deposit in the Special Payments Account) or payable to such Indenture Trustee in respect thereof) and (ii) the outstanding principal amount of the Equipment Notes secured by such Aircraft after giving effect to any principal payments of such Equipment Notes on or before such Distribution Date.

          "LTV Ratio" means for the Class A-1 Certificates 45.0%, the Class A-2
           ---------
     Certificates 45.0%, the Class B Certificates 60%, the Class C-1 Certificates 70% and for the Class C-2 Certificates 70%.

          "Make-Whole Amount" shall have the meaning set forth in the
           -----------------
     Indentures.

          "Minimum Sale Price" means, with respect to any Aircraft or the
           ------------------
     Equipment Notes issued in respect of such Aircraft, at any time, the lesser of (a) 75% of the Appraised Current Market Value of such Aircraft and (b) the aggregate outstanding principal amount of such Equipment Notes, plus accrued and unpaid interest thereon, plus in the case of the Owned Aircraft or the United Equipment Notes, any Swap Termination Amount and any other unpaid Swap Obligation payable under the Indenture to which such Equipment Notes relate.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Non-Controlling Party" means, at any time, any Trustee or Liquidity
           ---------------------
     Provider that is not the Controlling Party at such time.

          "Non-Extended Facility" has the meaning assigned to such term in
           ---------------------
     Section 3.6(d).
     --------------

          "Non-Extension Drawing" has the meaning assigned to such term in
           ---------------------
     Section 3.6(d).
     --------------

          "Non-Performing Equipment Note" means an Equipment Note issued
           -----------------------------
     pursuant to an Indenture that is not a Performing Equipment Note.

          "Note Purchase Agreements" means, collectively, the AFE Note Purchase
           ------------------------
     Agreement, the United Equipment Note Purchase Agreement, the 747 Leased Equipment Note Purchase Agreement and the Leased Equipment Note Purchase Agreement.

          "Notes" means, collectively, the Leased Equipment Notes, the 747
           -----
     Leased Equipment Notes, the AFE Notes and the United Equipment Notes.

          "Officer's Certificate" of any Person means a certification signed by
           ---------------------
     a Responsible Officer of such Person.

          "Operative Agreements" means this Agreement, the Liquidity Facilities,
           --------------------
     the Fee Letter, each Confirmation, the Indentures, the Trust Agreements, the Underwriting Agreement, the Note Purchase Agreements, the Class C-1 Certificate Purchase Agreement, the Class C-2 Certificate Purchase Agreement, the Leases, the Participation Agreements, the Notes and the Certificates, together with all exhibits and schedules included with any of the foregoing.

          "Outstanding" means, when used with respect to each Class of
           -----------
     Certificates, as of the date of determination, all Certificates of such Class theretofore authenticated and delivered under the related Trust Agreements, except:

              (i) Certificates of such Class theretofore canceled by the Registrar (as defined in such Trust Agreement) or delivered to the Trustee thereunder or such Registrar for cancellation;

              (ii) Certificates of such Class for which money in the full amount required to make the final distribution with respect to such Certificates pursuant to Section 11.01 of such Trust Agreement has been theretofore deposited with the related Trustee in trust for the holders of such Certificates as provided in Section 4.01 of such Trust Agreement pending distribution of such money to such Certificateholders pursuant to such final distribution payment; and

              (iii) Certificates of such Class in exchange for or in lieu of which other Certificates of like Class have been authenticated and delivered pursuant to such Trust Agreement;

     provided, however, that in determining whether the holders of the requisite
     --------  -------
     Outstanding amount of such Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Certificates owned by United or any of its Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether such Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that such Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (x) if United or any of its Affiliates shall own 100% of the Certificates, such Certificates shall not be so disregarded and (y) Certificates so owned by United or any of its Affiliates that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not United or any of its Affiliates.

          "Overdue Scheduled Payment" means any Scheduled Payment that is not in
           -------------------------
     fact received by the Subordination Agent within five days after the Scheduled Payment Date relating thereto.

          "Owned Aircraft" has the meaning assigned to such term in the
           --------------
     preliminary statements of this Agreement.

          "Owned Aircraft Indenture" means, with respect to the United Equipment
           ------------------------
     Notes, each of the one or more trust indenture and security agreements or trust indenture and mortgages or similar agreements described on Schedule 1 attached hereto, as such indenture may be amended or supplemented in accordance with its terms.

          "Owned Aircraft Participation Agreement" means, with respect to the
           --------------------------------------
     Indenture pertaining to each Owned Aircraft, the "Participation Agreement" referred to therein.

          "Owner Trustee" means, with respect to any Leased Aircraft Indenture
           -------------
     or the 747 Leased Aircraft Indenture pertaining to a Leased Aircraft or 747 Leased Aircraft, the "Owner Trustee" (as defined therein) not in its individual capacity but solely as trustee under the related owner trust agreement, together with any successor trustee appointed pursuant to such owner trust agreement.

          "Participation Agreement" means any Owned Aircraft Participation
           -----------------------
     Agreement, 747 Leased Aircraft Participation Agreement or Leased Aircraft Participation Agreement, as applicable.

          "Performing Equipment Note" means a Leased Equipment Note, a 747
           -------------------------
     Leased Equipment Note or a United Equipment Note issued pursuant to an Indenture with respect to which no payment default has occurred and is continuing (without giving effect to any Acceleration); provided, however,
                                                             --------  -------
     that in the event of a bankruptcy proceeding under Title 11 of the United States Code (the "Bankruptcy Code") under which United is a debtor, any
                       ---------------
     payment default existing during the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period as may apply under Section 1110(b) of the Bankruptcy Code) (the "Section 1110 Period")
                                                         -------------------
     shall not be taken into consideration, unless during the Section 1110 Period the trustee in such proceeding or United (1) fails to agree pursuant to Section 1110 of the Bankruptcy Code to perform its obligations under the Lease related to such Leased Equipment Note or 747 Leased Equipment Note (in the case of the Leased Aircraft or the 747 Leased Aircraft) or under the Owned Aircraft Indenture related to such United Equipment Note (in the case of the Owned Aircraft) or (2) does not cure any such payment default under Section 1110(a)(2)(B) of the Bankruptcy Code before the expiration of the period applicable thereto as specified in Section 1110(a)(2)(B) of the Bankruptcy Code.

          "Performing Note Deficiency" means any time that less than 65% of the
           --------------------------
     then aggregate outstanding principal amount of all Equipment Notes are Performing Equipment Notes.

          "Periodic Swap Payment" means, with respect to any Transaction
           ---------------------
     evidenced by a Confirmation, as of any Swap Payment Date, the "Periodic Swap Payment", if any, under, as defined in and payable under such Confirmation or the aggregate amount, if any, of any comparable periodic payment under any related Qualified Substitute, in either case payable to the Issuer on such Swap Payment Date.

          "Person" means any individual, corporation, partnership, joint
           ------
     venture, association, joint-stock company, limited liability company, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof.

          "Pool Balance" means, with respect to the Certificates of a Class, as
           ------------
     of any date, (i) the original aggregate face amount of the Certificates of such Class less (ii) the aggregate amount of all payments made in respect
                ----
     of the Certificates of such Class other than payments made in respect of interest or Additional Payment thereon or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Class of Certificates as of any Distribution Date shall be computed after giving effect to the payment of principal, if any, on the Notes held in the related Trust and the distribution thereof to be made on such date.

          "Proceeding" means any suit in equity, action at law or other judicial
           ----------
     or administrative proceeding.

          "PTC Event of Default" means, with respect to the Trust Agreement of
           --------------------
     any Class, the failure to pay within 10 Business Days of the due date thereof: (i) the outstanding Pool Balance of the applicable Class of Certificates on the Final Maturity Date for such Class or (ii) interest due on such Certificates on any Distribution Date (unless, in the case of the Class A-1, Class A-2 or Class B Certificates, the Subordination Agent shall have made an Interest Drawing or a withdrawal from a Cash Collateral Account with respect thereto in an amount sufficient to pay such interest and shall have distributed such amount to the Trustee entitled thereto).

          "Rating Agencies" means, collectively, at any time, each nationally
           ---------------
     recognized rating agency that shall have been requested to rate the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates and that shall then be rating such Certificates. The initial Rating Agencies shall be Moody's and Standard & Poor's.

          "Ratings Confirmation" means, with respect to any action proposed to
           --------------------
     be taken, a written confirmation from each of the Rating Agencies that such action would not result in (i) a reduction of the rating for the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates or the AFE Trust Certificates below the then current rating for such Class of Certificates or the AFE Trust Certificate, as applicable, or (ii) a withdrawal or suspension of the rating of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates or the AFE Trust Certificates.

          "Regular Distribution Dates" means each January 1 and July 1,
           --------------------------
     commencing on January 1, 2001; provided, however, that, if any such day
                                    --------  -------
     shall not be a Business Day, the related distribution for each Class of Certificates shall be made on the next Business Day without additional interest accruing at the rate applicable to such Class of Certificates.

          "Replacement Liquidity Facility" means, for any Liquidity Facility, an
           ------------------------------
     irrevocable revolving credit agreement issued by a one or more Replacement Liquidity Providers for the same term as the Liquidity Facility being replaced in substantially the form of the replaced Liquidity Facility, including reinstatement provisions, or in such other form (which may include a letter of credit, surety bond, financial insurance policy or guaranty) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates (before the downgrading of such ratings, if any, as a result of the downgrading of the Liquidity Provider), in a face amount (or in an aggregate face amount) equal to the Required Amount for such Liquidity Facility and issued by a Replacement Liquidity Provider. Without limitation of the form that a Replacement Liquidity Facility otherwise may have pursuant to the preceding sentence, a Replacement Liquidity Facility for any Class of Certificates may have a stated expiration date earlier than 15 days after the Final Maturity Date of such Class of Certificates so long as such Replacement Liquidity Facility provides for a Non-Extension Drawing as contemplated by Section
                                                                      -------
     3.6(d) hereof.
     ------

          "Replacement Liquidity Provider" means a Person having (i) short-term
           ------------------------------
     unsecured debt ratings issued by each Rating Agency that are equal to or higher than the Threshold Rating specified in clause (i) of the definition of Threshold Rating or (ii) if such Person does not have a short-term unsecured debt rating from each Rating Agency, long-term unsecured debt ratings issued by each Rating Agency that are equal to or higher than the Threshold Rating specified in clause (ii) of the definition of Threshold Rating.

          "Required Amount" means, with respect to each Liquidity Facility, or
           ---------------
     the Cash Collateral Account, for any Class, for any day, the sum of the aggregate amount of interest, calculated at the rate per annum equal to the Stated Interest Rate for the related Class of Certificates, that would be payable on such Class of Certificates on each of the three successive Regular Distribution Dates following such day or, if such day is a Regular Distribution Date, on such day and the succeeding two Regular Distribution Dates, in each case calculated on the basis of the Pool Balance of such Class of Certificates on such date and without regard to expected future payments of principal on such Class of Certificates.

          "Responsible Officer" means, (i) in the case of any Liquidity Provider
           -------------------
     that is a United States corporation, the Chairman of the Board of Directors, the President, the Treasurer, the Secretary, or any Vice President thereof, and in the case of any other Liquidity Provider, an officer or other duly authorized person responsible for the transactions contemplated by the Operative Agreements, (ii) in the case of each Trustee and the Subordination Agent, any officer in the Corporate Trust Department thereof or any other officer customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject and (iii) in any other case, an individual generally authorized to execute and deliver contracts on behalf of such entity.

          "Scheduled Payment" means, with respect to any Note, (i) any payment
           -----------------
     of principal and interest on such Note (other than an Overdue Scheduled Payment) due from the obligor thereon or (ii) in the case of the Class A-1 Certificates, the Class A-2 Certificates or the Class B Certificates, any payment of interest on the corresponding Class of Certificates with funds drawn under any Liquidity Facility or withdrawn from a Cash Collateral Account, which payment represents the installment of principal at the stated maturity of such installment of principal on such Note, the payment of regularly scheduled interest accrued on the unpaid principal amount of such Note, or both; provided, however, that any payment of principal of,
                         --------  -------
     Additional Payment, if any, or interest resulting from the redemption or purchase of any Note shall not constitute a Scheduled Payment.

          "Scheduled Payment Date" means, with respect to any Scheduled Payment,
           ----------------------
     the date on which such Scheduled Payment is scheduled to be made.

          "Section 2.4(b) Fraction" has the meaning assigned to such term in
           -----------------------
     Section 2.4(b).
     --------------

          "Senior Qualified Substitute", means, with respect to any Transaction
           ---------------------------
     evidenced by a Confirmation, the "Senior Qualified Substitute" under and as defined in such Confirmation.

          "Series A-1 747 Leased Equipment Notes" means the 7.783% Series A-1
           -------------------------------------
     747 Leased Equipment Notes issued pursuant to the 747 Leased Aircraft Indenture by the Owner Trustee thereunder and authenticated by the Indenture Trustee thereunder, and any such 747 Leased Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such 747 Leased Aircraft Indenture.

          "Series A-1 AFE Notes" means the 7.783% Series A-1 AFE Notes issued
           --------------------
     pursuant to the AFE Indenture by AFE Trust and authenticated by the Indenture Trustee thereunder, and any such AFE Notes issued in exchange therefor or replacement thereof pursuant to the terms of such AFE Indenture.

          "Series A-1 Equipment Notes" means, collectively, the Series A-1 747
           --------------------------
     Leased Equipment Notes, the Series A-1 AFE Notes and the Series A-1 United Equipment Notes.

          "Series A-1 United Equipment Notes" means the 7.783% Series A-1 United
           ---------------------------------
     Equipment Notes issued pursuant to each Owned Aircraft Indenture by United in the case of the Owned Aircraft, and authenticated by the respective Indenture Trustee thereunder, and any such United Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Owned Aircraft Indenture.

          "Series A-2 AFE Notes" means the 7.730% Series A-2 AFE Notes issued
           --------------------
     pursuant to each AFE Indenture by AFE Trust and authenticated by the respective Indenture Trustee thereunder, and any such AFE Notes issued in exchange therefor or replacement thereof pursuant to the terms of such AFE Indenture.

          "Series A-2 Equipment Notes" means, collectively, the Series A-2 AFE
           --------------------------
     Notes and the Series A-2 United Equipment Notes.

          "Series A-2 United Equipment Notes" means the 7.730% Series A-2 United
           ---------------------------------
     Equipment Notes issued pursuant to each Owned Aircraft Indenture by United in the case of the Owned Aircraft, and authenticated by the respective Indenture Trustee thereunder, and any such United Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Owned Aircraft Indenture.

          "Series B 747 Leased Equipment Notes" means the 8.030% Series B 747
           -----------------------------------
     Leased Equipment Notes issued pursuant to the 747 Leased Aircraft Indenture by the Owner Trustee thereunder and authenticated by the Indenture Trustee thereunder, and any such 747 Leased Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such 747 Leased Aircraft Indenture.

          "Series B AFE Notes" means the 8.030% Series B AFE Notes issued
           ------------------
     pursuant to each AFE Indenture by AFE Trust and authenticated by the respective Indenture Trustee thereunder and any such AFE Notes issued in exchange therefor or replacement thereof pursuant to the terms of such AFE Indenture.

          "Series B Equipment Notes" means, collectively, the Series B 747
           ------------------------
     Leased Equipment Notes, the Series B AFE Notes and the Series B United Equipment Notes.

          "Series B United Equipment Notes" means the 8.030% Series B United
           -------------------------------
     Equipment Notes issued pursuant to each Owned Aircraft Indenture by United in the case of the Owned

     Aircraft, and authenticated by the respective Indenture Trustee thereunder, and any such United Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Owned Aircraft Indenture.

          "Series C-1 AFE Notes" means the Series C-1 AFE Notes issued pursuant
           --------------------
     to each AFE Indenture by AFE Trust and authenticated by the respective Indenture Trustee thereunder, and any such AFE Notes issued in exchange therefor or replacement thereof pursuant to the terms of such AFE Indenture.

          "Series C-2 747 Leased Equipment Notes" means the 8.450% Series C-2
           -------------------------------------
     747 Leased Equipment Notes issued pursuant to the 747 Leased Aircraft Indenture by the Owner Trustee thereunder and authenticated by the Indenture Trustee thereunder, and any such 747 Leased Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such 747 Leased Aircraft Indenture.

          "Series C-2 United Equipment Notes" means the 8.450% Series C-2 United
           ---------------------------------
     Equipment Notes issued pursuant to each Owned Aircraft Indenture by United and authenticated by the respective Indenture Trustee thereunder, and any such United Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Owned Aircraft Indenture.

          "Series D United Equipment Notes" means equipment notes, if any,
           -------------------------------
     designated as "Series D" and issued pursuant to any Owned Aircraft Indenture by United and authenticated by the Indenture Trustee thereunder, and any such equipment notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indenture.

          "Special Distribution Date" means, with respect to any Special
           -------------------------
     Payment, the date chosen by the Subordination Agent pursuant to Section
                                                                     -------
     2.4(a) for the distribution of such Special Payment in accordance with this
     ------
     Agreement; provided, however, that, if any such day shall not be a Business
                --------  -------
     Day, the related distribution for each Class of Certificates shall be made on the next Business Day with additional interest accruing at the rate applicable to such Class of Certificates.

          "Special Payment" means any payment (other than a Scheduled Payment)
           ---------------
     in respect of, or any proceeds of, (i) any Note or (ii) the proceeds from a redemption pursuant to Section 2 of the Note Purchase Agreements.

          "Special Payments Account" means the Eligible Deposit Account created
           ------------------------
     pursuant to Section 2.2 as a sub-account to the Collection Account.
                 -----------

          "Standard & Poor's" means Standard & Poor's Ratings Services, a
           -----------------
     Division of The McGraw-Hill Companies, Inc.

          "State Street" has the meaning assigned to such term in the recital of
           ------------
     parties to this Agreement.

          "Stated Amount" with respect to any Liquidity Facility, means the
           -------------
     Maximum Commitment (as defined in such Liquidity Facility) of the applicable Liquidity Provider thereunder.

          "Stated Interest Rate" means (i) with respect to the Class A-1
           --------------------
     Certificates, 7.783% per annum, (ii) with respect to the Class A-2 Certificates, 7.730% per annum, (iii) with respect to the Class B Certificates, 8.030% per annum, (iv) with respect to the Class C-1 Certificates, Eurodollar Rate plus 0.900% per annum, and (v) with respect to the Class C-2 Certificates, 8.450% per annum.

          "Subordination Agent" has the meaning assigned to such term in the
           -------------------
     recital of parties to this Agreement.

          "Subordination Agent Incumbency Certificate" has the meaning assigned
           ------------------------------------------
     to such term in Section 2.5(a).
                     --------------

          "Subordination Agent Representatives" has the meaning assigned to such
           -----------------------------------
     term in Section 2.5(a).
             --------------

          "Swap Agreement" means the ISDA Master Agreement together with the
           --------------
     schedules and addenda attached thereto, as incorporated by reference into each Confirmation.

          "Swap Obligation" means, with respect to any Transaction evidenced by
           ---------------
     a Confirmation, any Periodic Swap Payment or Swap Termination Amount due and owing by the Swap Provider under such Confirmation.

          "Swap Payment Date" means, (x) with respect to any Transaction
           -----------------
     evidenced by a Confirmation, each "Periodic Swap Payment Date" under and as defined in such Confirmation and (y) after the termination of such Transaction, in the case of any related Qualified Substitute or Swap Substitute Account, January 1, 2001 and each January 1 and July 1 of each year thereafter until such Junior Qualified Substitute, Senior Qualified Substitute or Swap Substitute Account terminates in full in accordance with its terms and, in the case of clauses (x) and (y), the Final Payment Date for such Transaction.

          "Swap Termination Amount", means, with respect to each Confirmation,
           -----------------------
     the sum of the Senior Swap Termination Amount and the Junior Swap Termination Amount payable by United, as the swap counterparty, under such Confirmation.

          "Tax" and "Taxes" mean any and all taxes, fees, levies, duties,
           ---       -----
     tariffs, imposts and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs incurred or imposed with respect thereto) imposed or otherwise assessed by the United States or by any state, local or foreign government (or any subdivision or agency thereof) or other taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth and similar charges; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs and similar charges.

          "Termination Notice" with respect to any Liquidity Facility has the
           ------------------
     meaning assigned to such term in such Liquidity Facility.

          "Threshold Rating" means, with respect to any Liquidity Provider, (i)
           ----------------
     the short-term unsecured debt rating of "P-1" by Moody's and "A-1+" by Standard & Poor's and (ii) for any Person which does not have a published short-term unsecured debt rating from each Rating Agency, the long-term unsecured debt rating of "Aa3" by Moody's and "AA-" by Standard & Poor's.

          "Transaction" means, with respect to any Confirmation, the
           -----------
     "Transaction" under, as defined in, and evidenced by such Confirmation.

          "Treasury Regulations" means regulations, including proposed or
           --------------------
     temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "Triggering Event" means (x) the occurrence of an Indenture Default
           ----------------
     under all of the Indentures resulting in a PTC Event of Default with respect to the most senior Class of Certificates then Outstanding, (y) the Acceleration of all of the outstanding Equipment Notes or (z) the occurrence of a United Bankruptcy Event.

          "Trust" means any of the Class A-1 Trust, the Class A-2 Trust the
           -----
     Class B Trust, the Class C-1 Trust or the Class C-2 Trust.

          "Trust Accounts" has the meaning assigned to such term in Section
           --------------                                           -------
     2.2(a).
     ------

          "Trust Agreement" means any of the Class A-1 Trust Agreement, the
           ---------------
     Class A-2 Trust Agreement, the Class B Trust Agreement, the Class C-1 Trust Agreement or the Class C-2 Trust Agreement.

          "Trustee" means any of the Class A-1 Trustee, the Class A-2 Trustee,
           -------
     the Class B Trustee, the Class C-1 Trustee or the Class C-2 Trustee.

          "Trustee Incumbency Certificate" has the meaning assigned to such term
           ------------------------------
     in Section 2.5(b).
        --------------

          "Trustee Representatives" has the meaning assigned to such term in
           -----------------------
     Section 2.5(b).
     --------------

          "Trust Owned Notes" means, collectively, the AFE Notes, the United
           -----------------
     Equipment Notes and the 747 Leased Equipment Notes.

          "Trust Supplement" means an agreement supplemental to the Basic Pass
           ----------------
     Through Agreement pursuant to which (i) a separate Trust is created for the benefit of the Holders of the Certificates of a class, (ii) the issuance of the Certificates of such class representing fractional undivided interests in such Trust is authorized and (iii) the terms of the Certificates of such class are established.

          "U.C.C." means the Uniform Commercial Code in effect in the applicable
           ------
     jurisdiction.

          "Underwriting Agreement" means the Underwriting Agreement, dated as of
           ----------------------
     July 31, 2000, between the Underwriters and United, relating to the purchase of the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates by the Underwriters, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Underwriters" means the several underwriters listed as such in the
           ------------
     Underwriting Agreement.

          "United" means United Air Lines, Inc., a Delaware corporation, and its
           ------
     successors and assigns.

          "United Bankruptcy Event" means the occurrence and continuation of any
           -----------------------
     of the following:

              (i) United shall consent to the appointment of or the taking of possession by a receiver, trustee or liquidator of itself or of a substantial part of its property, or United shall admit in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or shall make a general assignment for the benefit of creditors, or United shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy laws or other insolvency laws (as in effect at such time) or an answer admitting the material allegations of a petition filed against United in any such case, or United shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or other similar law providing for the reorganization or winding-up of corporations (as in effect at such time) or United shall seek an agreement, composition, extension or adjustment with its creditors under such laws, or United's board of directors shall adopt a resolution authorizing corporate action in furtherance of any of the foregoing; or

              (ii) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of United, a receiver, trustee or liquidator of United or of any substantial part of its property, or any substantial part of the property of United shall be sequestered, or granting any other relief in respect of United as a debtor under any bankruptcy laws or other insolvency laws (as in effect at such time), and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed and unvacated for a period of 90 days after the date of entry thereof; and

              (iii) a petition against United in a case under any bankruptcy laws or other insolvency laws (as in effect at such time) is filed and not withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to United, any court of competent jurisdiction assumes jurisdiction, custody or control of United or of any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed and unterminated for a period of 90 days.

          "United Equipment Note Purchase Agreement" means the Note Purchase
           ----------------------------------------
     Agreement, dated as of July 31, 2000, between the Company, the Subordination Agent, the Indenture Trustee under the United Equipment Indentures, and the Trustee, relating to the United Equipment Notes in respect of the Owned Aircraft.

          "United Equipment Notes" means, at any time, the Series A-1 United
           ----------------------
     Equipment Notes, the Series A-2 United Equipment Notes, the Series B United Equipment Notes and the Series C-2 United Equipment Notes, collectively, and in each case, any United Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Equipment Note Indentures.

          "United Provisions" has the meaning assigned to such term in Section
           -----------------                                           -------
     9.1(a).
     ------

          "Written Notice" means, from (i) the Trustee or any Liquidity
           --------------
     Provider, a written instrument executed by the Designated Representative of such Person, and (ii) the Subordination Agent, a written instrument executed by a Person designated in the Officer's

     Certificate of the Subordination Agent delivered on the Closing Date. An invoice delivered by a Liquidity Provider pursuant to Section 3.1 in
                                                           -----------
     accordance with its normal invoicing procedures shall constitute Written Notice under such Section.


                                  ARTICLE II

                       TRUST ACCOUNTS; CONTROLLING PARTY

     2.1  Agreement to Terms of Subordination; Payments from Monies Received
          ------------------------------------------------------------------
Only.
----

          (a) Each Trustee hereby acknowledges and agrees to the terms of subordination and distribution set forth in this Agreement in respect of each Class of Certificates and agrees to enforce such provisions and cause all payments in respect of the AFE Notes, United Equipment Notes, the 747 Leased Equipment Notes and the Liquidity Facilities to be applied in accordance with the terms of this Agreement. In addition, each Trustee hereby agrees to cause the Trust Owned Notes purchased by the related Trust to be registered in the name of the Subordination Agent or its nominee, as agent and trustee for such Trustee, to be held in trust by the Subordination Agent solely for the purpose of facilitating the enforcement of the subordination and other provisions of this Agreement.

          (b) Except as otherwise expressly provided in the next sentence of this Section 2.1, all payments to be made by the Subordination Agent hereunder
     -----------
shall be made only from amounts received by it that constitute Scheduled Payments, Special Payments, payments under Section 7 of the Leased Aircraft Participation Agreements, payments under Section 5 of the Owned Aircraft Participation Agreements, payments under Section 7 of the 747 Leased Aircraft Participation Agreement, payments under Section 4(j) or 7 of the United Equipment Note Purchase Agreement, payments under Section 7 of the Leased Equipment Note Purchase Agreement, payments under Section 7 of the 747 Leased Equipment Note Purchase Agreement, payments under Section 5(i) or 7 of the AFE Note Purchase Agreement or payments under any Liquidity Facility, and only to the extent that the Subordination Agent shall have received sufficient income or proceeds therefrom to enable it to make such payments in accordance with the terms hereof. Each of the Trustees and the Subordination Agent hereby agrees and, as provided in each Trust Agreement, each Certificateholder, by its acceptance of a Certificate, and each Liquidity Provider, by entering into the Liquidity Facility to which it is a party, has agreed to look solely to such amounts to the extent available for distribution to it as provided in this Agreement and that none of the Trustees, the Owner Trustees, the AFE Trustee, the Indenture Trustees, the Owner Participants nor the Subordination Agent is personally liable to any of them for any amounts payable or any liability under this Agreement, any Trust Agreement, any Liquidity Facility or such Certificate, except (in the case of the Subordination Agent) as expressly provided herein or (in the case of the Trustee) as expressly provided in each Trust Agreement or (in the case of the Owner Trustees and the Indenture Trustees) as expressly provided in any Operative Agreement.

     2.2  Trust Accounts.  (a)  Upon the execution of this Agreement, the
          --------------
Subordination Agent shall establish and maintain in its name (i) the Collection Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustees, the Certificateholders and the Liquidity Providers and (ii) as a sub-account in the Collection Account, the Special Payments Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustees, the Certificateholders and the Liquidity Providers. The Subordination Agent shall establish and maintain the Cash Collateral Accounts pursuant to and under the circumstances set forth in Section 3.6(f). Upon such establishment and
                           --------------
maintenance under Section 3.6(f), the Cash Collateral Accounts shall, together
                  --------------
with the Collection Account, constitute the "Trust Accounts" hereunder.  Each
                                             --------------
such Trust Account shall meet the requirements of an "Eligible Deposit Account."

          (b) Funds on deposit in the Trust Accounts shall be invested and reinvested by the Subordination Agent in Eligible Investments selected by the Subordination Agent if such investments are reasonably available and have maturities no later than the Business Day preceding the Regular Distribution Date or the date of the related distribution pursuant to Section 2.4, as the
                                                         -----------
case may be, next following the date of such investment; provided, however, that
                                                         --------  -------
upon the occurrence and during the continuation of a Triggering Event, the Subordination Agent shall invest and reinvest such amounts in accordance with the written instructions of the Controlling Party; and provided, further, that
                                                       --------  -------
following the making of a Non-Extension Drawing under any Liquidity Facility, the Subordination Agent shall invest and reinvest the amounts in the Cash Collateral Account with respect to such Liquidity Facility at the direction of the Liquidity Provider funding such Drawing. Unless otherwise expressly provided in this Agreement (including Section 3.6(f)), any Investment Earnings
                                      --------------
shall be deposited in the Collection Account when received by the Subordination Agent and shall be applied by the Subordination Agent in the same manner as the principal amount of such investment is to be applied and any losses shall be charged against the principal amount invested, in each case net of the Subordination Agent's reasonable fees and expenses in making such investments. The Subordination Agent shall not be liable for any loss resulting from any investment, reinvestment or liquidation required to be made under this Agreement other than by reason of its willful misconduct or gross negligence. Eligible Investments and any other investment required to be made hereunder shall be held to their maturities except that any such investment may be sold (without regard to its maturity) by the Subordination Agent without instructions whenever such sale is necessary to make a distribution required under this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

          (c) The Subordination Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon, except as otherwise expressly provided herein with respect to Investment Earnings). The Trust Accounts shall be held in trust by the Subordination Agent under the sole dominion and control of the Subordination Agent for the benefit of the Trustees, the Certificateholders and the Liquidity Providers, as the case may be. The Subordination Agent shall maintain "control" of the Trust

Accounts within the meaning of Section 8-106 of the U.C.C. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Subordination Agent shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, to which each Rating Agency may consent) establish a new Collection Account, Special Payments Account or Cash Collateral Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Collection Account, Special Payments Account or Cash Collateral Account, as the case may be. So long as State Street is an Eligible Institution, the Trust Accounts shall be maintained with it as Eligible Deposit Accounts.

     2.3  Deposits to the Collection Account and Special Payments Account. (a)
          ---------------------------------------------------------------
The Subordination Agent shall, upon receipt thereof, deposit in the Collection Account all Scheduled Payments received by it.

          (b) The Subordination Agent shall, on each date when one or more Special Payments are made to the Subordination Agent as holder of the Trust Owned Notes, deposit in the Special Payments Account the aggregate amount of such Special Payments.

     2.4  Distributions of Special Payments.  (a)  Notice of Special Payment.
          ---------------------------------        -------------------------
Upon receipt by the Subordination Agent, as registered holder of the Trust Owned Notes, of any notice of a Special Payment (or, in the absence of any such notice, upon receipt by the Subordination Agent of a Special Payment), the Subordination Agent shall promptly give notice thereof to the Trustee and the Liquidity Providers. The Subordination Agent shall promptly calculate the amount of the redemption or purchase of the Trust Owned Notes or the amount of any Overdue Scheduled Payment, as the case may be, comprising such Special Payment under the applicable Indenture or Indentures or the Note Purchase Agreements and shall promptly send to the Trustee a Written Notice of such amount. Such Written Notice shall also set the distribution date for such Special Payment (a "Special Distribution Date"), which shall be the first
                    -------------------------
Business Day which follows the later to occur of (x) the 20th day after the date of such Written Notice or (y) the date the Subordination Agent has received or expects to receive such Special Payment.

          (b) Redemptions and Purchases of All Trust Owned Notes.  So long as no
              --------------------------------------------------
Triggering Event shall have occurred (whether or not continuing), the Subordination Agent shall make distributions pursuant to this Section 2.4(b) of
                                                              --------------
amounts on deposit in the Special Payments Account on account of the redemption, purchase or refinancing (including a purchase resulting from a sale of the Trust Owned Notes permitted by Article IV and a redemption permitted by Section 2(a)
                         ----------
or 2(c) of the Note Purchase Agreements) of all of the Trust Owned Notes issued pursuant to an Indenture on the Special Distribution Date for such Special Payment in the following order of priority:

          first, such amount as shall be required to pay (A) all accrued and
          -----
     unpaid Liquidity Expenses then in arrears plus (B) the product of (x) the
                                               ----
     aggregate amount of all accrued and unpaid Liquidity Expenses not in arrears to such Special Payment Date multiplied by (y) a
                                          ---------- --
     fraction, the numerator of which is the aggregate outstanding principal amount of Trust Owned Notes being redeemed (either in whole or in part), purchased or refinanced on such Special Distribution Date and the denominator of which is the aggregate outstanding principal amount of all Trust Owned Notes (the "Section 2.4(b) Fraction"), shall be distributed to
                             -----------------------
     the Liquidity Providers pro rata on the basis of the amount of Liquidity Expenses owed to each Liquidity Provider;

          second, such amount as shall be required to pay (A) all accrued and
          ------
     unpaid interest then in arrears on all Liquidity Obligations (including interest accrued and unpaid on any Advance (as defined in any Liquidity Facility)) plus (B) the product of (x) the aggregate amount of all accrued
                ----
     and unpaid interest on all Liquidity Obligations not in arrears to such Special Distribution Date (at the rate provided in the applicable Liquidity Facility) multiplied by (y) the Section 2.4(b) Fraction, shall be
               ---------- --
     distributed to the Liquidity Providers pro rata on the basis of the amount of Liquidity Obligations owed to each Liquidity Provider;

          third, such amount as shall be required (A) if any Cash Collateral
          -----
     Account relating to a Liquidity Facility had been previously funded as provided in Section 3.6(f), to fund such Cash Collateral Account up to its
                 --------------
     Required Amount shall be deposited in such Cash Collateral Account, (B) if any Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Liquidity Facility have reduced the Available Amount thereunder to zero, to fund the relevant Cash Collateral Account up to its Required Amount shall be deposited in such Cash Collateral Account and (C) if, with respect to any particular Liquidity Facility, neither subclause (A) nor subclause (B) of
                                            -------------     -------------
     this clause third are applicable, to pay or reimburse the Liquidity
          ------ -----
     Provider in respect of such Liquidity Facility, in each case in an amount equal to the amount of any unreimbursed Interest Drawings under the Liquidity Facilities shall be distributed to the Liquidity Providers, pro rata on the basis of the amounts of all such deficiencies and/or unreimbursed Interest Drawings;

          fourth, if, with respect to any particular Liquidity Facility, either
          ------
     subclause (A) or (B) of clause third above is applicable, then the
     -------------     -     ------ -----
     Liquidity Provider with respect to such Liquidity Facility shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Liquidity Facility over (y) the Required Amount for the relevant Class, pro rata on the basis of such amounts in respect of each Liquidity Provider;

          fifth, such amount as shall be required to pay in full Expected
          -----
     Distributions to the holders of Class A-1 Certificates on such Special Distribution Date shall be distributed to the Class A-1 Trustee and such amount as shall be required to pay in full Expected Distributions to the holders of Class A-2 Certificates on such Special Distribution Date shall be distributed to the Class A-2 Trustee, pro rata on the basis of such amounts in respect of each such Class of Certificates;

          sixth, such amount as shall be required to pay in full Expected
          -----
     Distributions to the holders of Class B Certificates on such Special Distribution Date shall be distributed to the Class B Trustee;

          seventh, such amount as shall be required to pay in full Expected
          -------
     Distributions to the holders of Class C-1 Certificates on such Special Distribution Date shall be distributed to the Class C-1 Trustee and such amount as shall be required to pay in full Expected Distributions to the holders of Class C-2 Certificates on such Special Distribution Date shall be distributed to the Class C-2 Trustee, pro rata on the basis of such amounts in respect of each such Class of Certificates; and

          eighth, the balance, if any, of such Special Payment shall be
          ------
     distributed to the Collection Account.

For the purposes of this Section 2.4(b), clause (x) of the definition of
                         --------------  ----------
"Expected Distributions" shall be deemed to read as follows: "(x) accrued, due and unpaid interest on such Certificates together with (without duplication) accrued and unpaid interest on a portion of such Certificates equal to the outstanding principal amount of the Trust Owned Notes held in such Trust and being redeemed, purchased or prepaid (immediately prior to such redemption, purchase or prepayment)".

          (c) Other Special Payments.  Any amounts on deposit in the Special
              ----------------------
Payments Account other than in respect of amounts to be distributed pursuant to

Section 2.4(b) or (e) shall be distributed on the Special Distribution Date
--------------     -
therefor in accordance with Article III.
                            -----------

          (d) Investment of Amounts in Special Payments Account.  Any amounts on
              -------------------------------------------------
deposit in the Special Payments Account prior to the distribution thereof pursuant to Section 2.4(b), (c) or (e) shall be invested in accordance with
            --------------  ---     -
Section 2.2(b).  Investment Earnings on such investments shall be distributed in
--------------
accordance with Section 2.4(b), (c) or (e), as the case may be.
                --------------  ---     -

          (e) Certain Payments.  Except as otherwise provided in Sections
              ----------------                                   --------
2.4(b), 3.2 and 3.3, the Subordination Agent shall distribute promptly upon
        ---     ---
receipt thereof (i) any indemnity payment received by it from United in respect of any Trustee or any Liquidity Provider (collectively, the "Payees") and (ii)
                                                             ------
any compensation received by it from United under any Operative Agreement in respect of any Payee, directly to the Payee entitled thereto.

     2.5  Designated Representatives.  (a)  With the delivery of this Agreement,
          --------------------------
the Subordination Agent shall furnish to each Liquidity Provider and each Trustee, and from time to time thereafter may furnish to each Liquidity Provider and each Trustee, at the Subordination Agent's discretion, or upon any Liquidity Provider's or Trustee's request (which request shall not be made more than one time in any 12-month period), a certificate (a "Subordination Agent Incumbency
                                                ------------------------------
Certificate") of a Responsible Officer of the Subordination Agent certifying as
-----------
to the incumbency and specimen signatures of the officers of the Subordination Agent and the attorney-in-fact and agents of the Subordination Agent (the "Subordination Agent Representatives")
                                        ------------------------------------
authorized to give Written Notices on behalf of the Subordination Agent hereunder. Until each Liquidity Provider and Trustee receives a subsequent Subordination Agent Incumbency Certificate, it shall be entitled to rely on the last Subordination Agent Incumbency Certificate delivered to it hereunder.

          (b) With the delivery of this Agreement, each Trustee shall furnish to the Subordination Agent, and from time to time thereafter may furnish to the Subordination Agent, at such Trustee's discretion, or upon the Subordination Agent's request (which request shall not be made more than one time in any 12-month period), a certificate (a "Trustee Incumbency Certificate") of a
                                 ------------------------------
Responsible Officer of such Trustee certifying as to the incumbency and specimen signatures of the officers of such Trustee and the attorney-in-fact and agents of such Trustee (the "Trustee Representatives") authorized to give Written
                      -----------------------
Notices on behalf of the Trustee hereunder. Until the Subordination Agent receives a subsequent Trustee Incumbency Certificate, it shall be entitled to rely on the last Trustee Incumbency Certificate delivered to it hereunder.

          (c) With the delivery of this Agreement, each Liquidity Provider shall furnish to the Subordination Agent, and from time to time thereafter may furnish to the Subordination Agent, at such Liquidity Provider's discretion, or upon the Subordination Agent's request (which request shall not be made more than one time in any 12-month period), a certificate (an "LP Incumbency Certificate") of
                                                 -------------------------
any Responsible Officer of such Liquidity Provider certifying as to the incumbency and specimen signatures of any officer, attorney-in-fact, agent or other designated representative of such Liquidity Provider (the "LP
                                                                 --
Representatives" and, together with the Subordination Agent Representatives and
---------------
the Trustee Representatives, the "Designated Representatives") authorized to
                                  --------------------------
give Written Notices on behalf of such Liquidity Provider hereunder. Until the Subordination Agent receives a subsequent LP Incumbency Certificate, it shall be entitled to rely on the last LP Incumbency Certificate delivered to it hereunder.

     2.6  Controlling Party.  (a)  The Trustees and the Liquidity Providers
          -----------------
hereby agree that, with respect to any Indenture at any given time, the Indenture Trustee thereunder shall be directed: (i) in taking, or refraining from taking, any action under such Indenture or the Notes issued thereunder, so long as no Indenture Default has occurred and is continuing thereunder, by the holders of at least a majority of the outstanding principal amount of such Notes provided that, for so long as the Subordination Agent is the registered holder
--------
of the Trust Owned Notes, the Subordination Agent shall act with respect to this clause (i) in accordance with the direction of the Trustees in the case of each
----------
such Trustee, with respect to the Trust Owned Notes issued under such Indenture and held as Trust Property of such Trust constituting, in the aggregate, directions with respect to such principal amount of Trust Owned Notes, it being acknowledged that under the AFE Indenture, the holders of the majority of the outstanding principal amount of the AFE Notes shall not be entitled to direct the Indenture Trustee under the AFE Indenture to take or refrain from taking any action (including any vote or granting any consent, waiver or approval) with respect to the applicable Leased Equipment Notes (and any related documents, including the Lease of any Aircraft securing such Leased Equipment Notes) or any Confirmation evidencing a Transaction which (in the case of such Leased Equipment Notes) by the terms of the Leased Aircraft Indenture under which such Leased Equipment Notes were issued requires the unanimous consent or approval of the holders of all such Leased Equipment Notes or (in the case of any Confirmation evidencing a Transaction) by the terms of the AFE Indenture requires the unanimous consent or approval of the holders of all the AFE Notes, but that any such direction to the Indenture Trustee under the AFE Indenture shall be taken only upon the direction of the holders of all of the AFE Notes; and (ii) after the occurrence and during the continuation of an Indenture Default thereunder (which, in the case of an Indenture pertaining to a Leased Aircraft, has not been cured by the Owner Trustee or the Owner Participant thereunder, if applicable, pursuant to Section 4.3 of such Indenture or in the case of an Indenture pertaining to the 747 Leased Aircraft, has not been cured by the Owner Trustee or the Owner Participant thereunder, if applicable, pursuant to Section 8.03(e) of such Indenture), in taking, or refraining from taking, any action permitted under such Indenture or with respect to such Notes or any Confirmation evidencing a Transaction, including exercising remedies thereunder (including Accelerating the Notes issued thereunder (and to the extent any event of default or termination right then exists thereunder), terminating such Confirmation or, in the case of Equipment Notes or any Confirmation evidencing a Transaction, foreclosing the Lien on the Aircraft securing such Notes or such Confirmation), by the Controlling Party.

          (b) The Person who shall be the "Controlling Party" with respect to
                                           -----------------
any Owned Aircraft Indenture, AFE Indenture or the 747 Leased Aircraft Indenture shall be: (v) initially, the Class A-1 Trustee or the Class A-2 Trustee, whichever represents the Class with the larger Pool Balance of Certificates Outstanding at the time such Indenture Default occurs (whether or not any other Indenture Default shall thereafter occur so long as such initial Indenture Default shall continue); (w) upon payment of Final Distributions to the holders of the Certificates of such larger Class, the other of the Class A-1 Trustee or the Class A-2 Trustee; (x) upon payment of Final Distributions to the holders of Class A-1 Certificates and Class A-2 Certificates, the Class B Trustee; (y) upon payment of Final Distributions to the holders of Class B Certificates, the Class C-1 Trustee or the Class C-2 Trustee, whichever represents the Class with the larger Pool Balance of Certificates Outstanding at the time such Indenture Default occurs (whether or not any other Indenture Default shall thereafter occur so long as such initial Indenture Default shall continue); and (z) upon payment of Final Distributions to the holders of the Certificates of such larger Class, the other of the Class C-1 Trustee or the Class C-2 Trustee. For purposes of giving effect to the foregoing, the Trustees (other than as the Controlling Party) irrevocably agree (and the Certificateholders (other than the Certificateholders represented by the Controlling Party) shall be deemed to agree by virtue of their purchase of Certificates) that the Subordination Agent, as record holder of the Trust Owned Notes, shall exercise its voting rights in respect of the Trust Owned Notes as directed by the Controlling Party and any vote so exercised shall be binding upon the Trustees and all Certificateholders.

          The Subordination Agent shall give written notice to all of the other parties to this Agreement promptly upon a change in the identity of the Controlling Party. Each of the parties hereto agrees that it shall not exercise any of the rights of the Controlling Party at such time as it is not the Controlling Party hereunder; provided, however, that nothing herein contained
                             --------  -------
shall prevent
or prohibit any Non-Controlling Party from exercising such rights as shall be specifically granted to such Non-Controlling Party hereunder and under the other Operative Agreements.

          (c) Notwithstanding the foregoing, at any time after 18 months beginning on the earliest to occur of (i) the date on which the entire Available Amount under any Liquidity Facility shall have been drawn (for any reason other than a Downgrade Drawing or a Non-Extension Drawing) and remain unreimbursed,
(ii) the date on which the entire amount of any Downgrade Drawing or Non-Extension Drawing shall have become and remain "Applied Downgrade Advances" or "Applied Non-Extension Advances", as the case may be, under and as defined in such Liquidity Facility and (iii) the date on which all Notes shall have been Accelerated, the Liquidity Provider with the highest outstanding amount of Liquidity Obligations owed to it shall have the right to elect, by Written Notice to the Subordination Agent and the Trustee, that such Liquidity Provider will become the Controlling Party hereunder with respect to any Indenture at any time from and including the last day of such 18-month period.

          (d) The exercise of remedies by the Controlling Party under this Agreement shall be expressly limited by Section 4.1(a)(ii).
                                        ------------------

          (e) The Controlling Party shall not be entitled to require or obligate any Non-Controlling Party to provide funds necessary to exercise any right or remedy hereunder.


                                  ARTICLE III

                   RECEIPT, DISTRIBUTION AND APPLICATION OF
                               AMOUNTS RECEIVED

     3.1  Written Notice of Distribution.  (a)  No later than 3:00 P.M. (New
          ------------------------------
York City time) on the Business Day preceding each Distribution Date, each of the following Persons shall deliver to the Subordination Agent a Written Notice setting forth the following information as at the close of business on such Business Day:

          (i) With respect to the Class A-1 Certificates and the Class A-2 Certificates, if any are Outstanding, the Class A-1 Trustee and the Class A-2 Trustee, respectively, shall separately set forth the amounts to be paid in accordance with clause fifth of Section 2.4(b) or 3.2, as the case
                             ------ -----    --------------    ---
     may be (without giving effect to the pro rata sharing therein);

          (ii) With respect to the Class B Certificates, if any are Outstanding, the Class B Trustee shall separately set forth the amounts to be paid in accordance with clause sixth of Section 2.4(b) or 3.2, as the case may be;
                     ------ -----    --------------    ---

          (1) With respect to the Class C-1 Certificates and the Class C-2 Certificates, if any are Outstanding, the Class C-1 Trustee and the Class C-2 Trustee, respectively, shall separately set forth the amounts to be paid in accordance with clause seventh of Section 2.4(b) or 3.2 (without
                             ------ -------    --------------    ---
     giving effect to the pro rata sharing therein);

          (iv) With respect to each Liquidity Facility, the Liquidity Provider thereunder shall separately set forth the amounts to be paid in accordance with clauses first, second, third and fourth of Section 2.4(b) or 3.2, as
          ------- -----  ------  -----     ------    --------------    ---
     the case may be; and

          (v) Each Trustee shall set forth the amounts to be paid in accordance with clause eighth of Section 3.2.
                     ------ ------    -----------

The notices required under this Section 3.1(a) may be in the form of a schedule
                                --------------
or similar document provided to the Subordination Agent by the parties referenced therein or by any one of them, which schedule or similar document may state that, unless there has been a prepayment, purchase or redemption of the Certificates, such schedule or similar document is to remain in effect until any substitute notice or amendment shall be given to the Subordination Agent by the party providing such notice.

          (b) Following the occurrence of a Triggering Event, the Subordination Agent shall request the following information from the following Persons, and each of the following Persons shall, upon the request of the Subordination Agent, deliver a Written Notice to the Subordination Agent setting forth for such Person the following information:

          (i) With respect to the Class A-1 Certificates and the Class A-2 Certificates, if any are Outstanding, the Class A-1 Trustee and the Class A-2 Trustee, respectively, shall separately set forth the amounts to be paid in accordance with clauses first (to reimburse payments made by the
                             ------- -----
     Class A-1 Certificateholders and the Class A-2 Certificateholders, respectively, pursuant to subclause (iii) of clause first of Section 3.3)
                               ---------------    ------ -----    -----------
     and seventh of Section 3.3 (without giving effect to the pro rata sharing
         -------    -----------
     therein);

          (ii) With respect to the Class B Certificates, if any are Outstanding, the Class B Trustee shall separately set forth the amounts to be paid in accordance with clauses first (to reimburse payments made by the
                                ------- -----
     Class B Certificateholders pursuant to subclause (iii) of clause first of
                                            ---------------    ------ -----
     Section 3.3) and eighth of Section 3.3;
     ------- ---      ------    -----------

          (iii) With respect to the Class C-1 Certificates and the Class C-2 Certificates, if any are Outstanding, the Class C-1 Trustee and the Class C-2 Trustee, respectively, shall separately set forth the amounts to be paid in accordance with clauses first (to reimburse payments made by the
                             ------- -----
     Class C-1 Certificateholders and the Class C-2 Certificateholders, respectively, pursuant to subclause (iii) of clause first of Section 3.3)
                               ---------------    ------ -----    -----------
     and ninth of Section 3.3 (without giving effect to the pro rata sharing
         -----    -----------
     therein);

          (iv) With respect to each Liquidity Facility, the Liquidity Provider thereunder shall separately set forth the amounts to be paid to it in accordance with subclause (iii) of clause first of Section 3.3 and clauses
                     ---------------    ------ -----    -----------     -------
     second, third, fourth and fifth of Section 3.3; and
     ------  -----  ------     -----    -----------

          (v) Each Trustee shall set forth the amounts to be paid in accordance with clause sixth of Section 3.3.
          ------ -----    -----------

          (c) At such time as a Trustee or a Liquidity Provider shall have received all amounts owing to it (and, in the case of the Trustee, the Certificateholders for which it is acting) pursuant to Section 2.4, 3.2 or 3.3,
                                                       -----------  ---    ---
as applicable, and, in the case of a Liquidity Provider, its commitment under the related Liquidity Facility shall have terminated or expired, such Person shall, by a Written Notice, so inform the Subordination Agent and each other party to this Agreement.

          (d)  As provided in Section 6.5, the Subordination Agent shall be
                              -----------
fully protected in relying on any of the information set forth in a Written Notice provided by any Trustee or any Liquidity Provider pursuant to Sections
                                                                     ---------
3.1(a) through (c) above and shall have no independent obligation to verify,
------         ---
calculate or recalculate any amount set forth in any Written Notice delivered in accordance with such paragraphs.

          (e) Any Written Notice delivered by a Trustee or a Liquidity Provider, as applicable, pursuant to Section 3.1(a), 3.1(b) or 3.1(c), if made
                                     --------------  ------    ------
prior to 10:00 A.M. (New York City time) on any Business Day shall be effective on the date delivered (or if delivered later on a Business Day or if delivered on a day which is not a Business Day shall be effective as of the next Business
Day). Subject to the terms of this Agreement, the Subordination Agent shall as promptly as practicable comply with any such instructions; provided, however,
                                                           --------  -------
that any transfer of funds pursuant to any instruction received after 10:00 A.M. (New York City time) on any Business Day may be made on the next succeeding Business Day.

          (f) If the Subordination Agent shall not receive from any Person any information set forth in Section 3.1(a) or (b) above which is required to enable
                         --------------    ---
the Subordination Agent to make a distribution to such Person pursuant to Sections 2.4(b), 3.2 or 3.3, the Subordination Agent shall request such
---------------  ---    ---
information and, failing to receive any such information, the Subordination Agent shall not make such distribution(s) to such Person. In such event, the Subordination Agent shall make distributions pursuant to clauses first through
                                                         ------- -----
eighth of Section 2.4(b), clauses first through ninth of Section 3.2 and clauses
------    --------------  ------- -----         -----    -----------     -------
first through ninth of Section 3.3 to the extent it shall have sufficient
-----         -----    -----------
information to enable it to make such distributions, and shall continue to hold any funds remaining, after making such distributions, until the Subordination Agent shall receive all necessary information to enable it to distribute any funds so withheld.

          (g) On such dates (but not more frequently than monthly) as any Liquidity Provider or any Trustee shall request, but in any event automatically at the end of each calendar quarter, the

Subordination Agent shall send to such party a written statement reflecting all amounts on deposit with the Subordination Agent pursuant to Section 3.1(f).
                                                            --------------

     3.2  Distribution of Amounts on Deposit in the Collection Account.  Except
          ------------------------------------------------------------
as otherwise provided in Sections 2.4, 3.1(f), 3.3, 3.4 and 3.6(b), amounts on
                         ------------  ------  ---  ---     ------
deposit in the Collection Account (or, in the case of any amount described in
Section 2.4(c), on deposit in the Special Payments Account) shall be promptly
--------------
distributed on each Regular Distribution Date (or in the case of any amount described in Section 2.4(c), on the Special Distribution Date thereof) in the
             --------------
following order of priority and in accordance with the information provided to the Subordination Agent pursuant to Section 3.1(a):
                                    --------------

          first, such amount as shall be required to pay all accrued and unpaid
          -----
     Liquidity Expenses owed to each Liquidity Provider shall be distributed to the Liquidity Providers pro rata on the basis of the amount of Liquidity Expenses owed to each Liquidity Provider;

          second, such amount as shall be required to pay in full the aggregate
          ------
     amount of interest accrued on all Liquidity Obligations (at the rate provided in the applicable Liquidity Facility) shall be distributed to the Liquidity Providers pro rata on the basis of the amount of Liquidity Obligations owed to each Liquidity Provider;

          third, such amount as shall be required (A) if any Cash Collateral
          -----
     Account relating to a Liquidity Facility had been previously funded as provided in Section 3.6(f), to fund such Cash Collateral Account up to its
                 --------------
     Required Amount shall be deposited in such Cash Collateral Account, (B) if any Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Liquidity Facility have reduced the Available Amount thereunder to zero, to fund the relevant Cash Collateral Account up to its Required Amount shall be deposited in such Cash Collateral Account and (C) if, with respect to any particular Liquidity Facility, neither subclause (A) nor subclause (B) of
                                            -------------     -------------
     this clause third are applicable, to pay or reimburse the Liquidity
          ------ -----
     Provider in respect of such Liquidity Facility, in each case in an amount equal to the amount of all Liquidity Obligations then due under such Liquidity Facility (other than amounts payable pursuant to clause first or
                                                                ------ -----
     second of this Section 3.2) shall be distributed to such Liquidity
     ------         -----------
     Provider, pro rata on the basis of the amounts of all such unreimbursed Liquidity Obligations and/or deficiencies in respect of each Liquidity Provider;

          fourth, if, with respect to any particular Liquidity Facility, either
          ------
     subclause (A) or (B) of clause third above is applicable, then the
     ---------  -      -     ------ -----
     Liquidity Provider with respect to such Liquidity Facility shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Liquidity Facility over (y) the Required Amount for the relevant Class, pro rata on the basis of such amounts in respect of each Liquidity Provider;

          fifth, such amount as shall be required to pay in full Expected
          -----
     Distributions to the holders of the Class A-1 Certificates on such Distribution Date shall be distributed to the Class A-1 Trustee and such amount as shall be required to pay in full Expected Distributions to the holders of the Class A-2 Certificates on such Distribution Date shall be distributed to the Class A-2 Trustee, pro rata on the basis of such amounts in respect of each such Class of Certificates;

          sixth, such amount as shall be required to pay in full Expected
          -----
     Distributions to the holders of the Class B Certificates on such Distribution Date shall be distributed to the Class B Trustee;

          seventh, such amount as shall be required to pay in full Expected
          -------
     Distributions to the holders of the Class C-1 Certificates on such Distribution Date shall be distributed to the Class C-1 Trustee and such amount as shall be required to pay in full Expected Distributions to the holders of the Class C-2 Certificates on such Distribution Date shall be distributed to the Class C-2 Trustee, pro rata on the basis of such amounts in respect of each such Class of Certificates;

          eighth, such amount as shall be required to pay in full the aggregate
          ------
     unpaid amount of fees and expenses payable as of such Distribution Date to the Subordination Agent and the Trustees pursuant to the terms of this Agreement and the Trust Agreements, as the case may be, shall be distributed to the Subordination Agent and the Trustees; and

          ninth, the balance, if any, of any such payment remaining thereafter
          -----
     shall be distributed to the Collection Account.

     3.3  Distribution of Amounts on Deposit Following a Triggering Event.
          ---------------------------------------------------------------
Except as otherwise provided in Sections 3.1(f) and 3.6(b), upon the occurrence
                                ---------------     ------
of a Triggering Event and at all times thereafter, all funds in the Collection Account (including the Special Payments Account) shall be promptly distributed by the Subordination Agent in the following order of priority:

          first, such amount as shall be required to reimburse (i) the
          -----
     Subordination Agent for any out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, the Notes or any Indenture Estate, shall be applied by the Subordination Agent in reimbursement of such costs and expenses, (ii) each Trustee for any amounts of the nature described in clause (i) above actually incurred by it under the applicable Trust
     ----------
     Agreement (to the extent not previously reimbursed), shall be distributed to the Trustee and (iii) any Liquidity Provider or Certificateholder for payments, if any, made by it to the Subordination Agent or any Trustee in respect of amounts described in clause (i) above, shall be distributed to
                                     ----------
     such Liquidity Provider or to the Trustee for the account of such Certificateholder, in each such case, pro rata on the basis of all amounts described in clauses (i) through (iii) above;
                  -----------         -----
          second, such amount remaining as shall be required to pay all accrued
          ------
     and unpaid Liquidity Expenses shall be distributed to each Liquidity Provider pro rata on the basis of the amount of Liquidity Expenses owed to each Liquidity Provider;

          third, such amount remaining as shall be required to pay accrued and
          -----
     unpaid interest on the Liquidity Obligations as provided in the Liquidity Facilities shall be distributed to each Liquidity Provider pro rata on the basis of the amount of such accrued and unpaid interest owed to each Liquidity Provider;

          fourth, such amount as shall be required (A) if any Cash Collateral
          ------
     Account relating to a Liquidity Facility had been previously funded as provided in Section 3.6(f) unless (i) a Performing Note Deficiency exists
                 --------------
     and a Liquidity Event of Default shall have occurred and be continuing with respect to the relevant Liquidity Facility or (ii) a Final Drawing shall have occurred with respect to the relevant Liquidity Facility, to fund such Cash Collateral Account up to its Required Amount (less the amount of any repayments of Interest Drawings under such Liquidity Facility while subclause (A)(i) above is applicable) shall be deposited in such Cash Collateral Account, (B) if any Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Liquidity Facility have reduced the Available Amount thereunder to zero unless (i) a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the relevant Liquidity Facility or (ii) a Final Drawing shall have occurred with respect to the relevant Liquidity Facility, to fund the relevant Cash Collateral Account up to its Required Amount (less the amount of any repayments of Interest Drawings under such Liquidity Facility while subclause (B)(i) above is applicable) shall be deposited in such Cash Collateral Account and (C) if, with respect to any particular Liquidity Facility, neither subclause (A) nor subclause (B) of this clause fourth is
                       -------------     -------------         ------ ------
     applicable, to pay or reimburse the Liquidity Provider in respect of such Liquidity Facility, in each case in an amount equal to the amount of all Liquidity Obligations, whether or not then due under such Liquidity Facility (other than amounts payable pursuant to clause first, second or
                                                      ------ -----  ------
     third of this Section 3.3), shall be distributed to such Liquidity
     -----         -----------
     Provider, pro rata on the basis of the amounts of such deficiencies and/or unreimbursed Liquidity Obligations in respect of each Liquidity Provider;

          fifth, if, with respect to any particular Liquidity Facility, either
          -----
     subclause (A) or (B) of clause fourth above is applicable, then the
     -------------     -     ------ ------
     Liquidity Provider with respect to such Liquidity Facility shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Liquidity Facility over (y) the Required Amount for the relevant Class (less the amount of any repayments of Interest Drawings under such Liquidity Facility while subclause (A)(i) or (B)(i), as the case may be, of clause "fourth" above is applicable), pro rata on the basis of such amounts in respect of each Liquidity Provider;

          sixth, such amount as shall be required to reimburse or pay (i) the
          -----
     Subordination Agent for any Tax (other than Taxes imposed on compensation paid hereunder), expense, fee, charge or other loss incurred by or any other amount payable to the Subordination Agent in connection with the transactions contemplated hereby (to the extent not previously reimbursed), shall be applied by the Subordination Agent in reimbursement of such amount, (ii) each Trustee for any Tax (other than Taxes imposed on compensation paid under any Trust Agreement), expense, fee, charge, loss or any other amount payable to the Trustee under the Trust Agreements (to the extent not previously reimbursed), shall be distributed to the Trustee and
     (iii) each Certificateholder for payments, if any, made by it pursuant to
     Section 5.2 in respect of amounts described in clause (i) above, shall be
     -----------                                    ----------
     distributed to the Trustee for the account of such Certificateholder, in each such case, pari passu on the basis of all amounts described in clauses
                                                                         -------
     (i) through (iii) above;
     ---         -----

          seventh, if any Class A-1 Certificates or Class A-2 Certificates are
          -------
     Outstanding on such Distribution Date, such amount remaining as shall be required to pay in full Adjusted Expected Distributions on the Class A-1 Certificates shall be distributed to the Class A-1 Trustee and such amount remaining as shall be required to pay in full Adjusted Expected Distributions on the Class A-2 Certificates shall be distributed to the Class A-2 Trustee, pro rata on the basis of such amounts in respect of each such Class of Certificates;

          eighth, if any Class B Certificates are Outstanding on such
          ------
     Distribution Date, such amount remaining as shall be required to pay in full Adjusted Expected Distributions on the Class B Certificates shall be distributed to the Class B Trustee; and

          ninth, if any Class C-1 Certificates or Class C-2 Certificates are
          -----
     Outstanding on such Distribution Date, such amount remaining as shall be required to pay in full Adjusted Expected Distributions on the Class C-1 Certificates shall be distributed to the Class C-1 Trustee and such amount remaining as shall be required to pay in full Adjusted Expected Distributions on the Class C-2 Certificates shall be distributed to the Class C-2 Trustee, pro rata on the basis of such amounts in respect of each such Class of Certificates.

     3.4  Other Payments.  (a)  Any payments received by the Subordination Agent
          --------------
for which no provision as to the application thereof is made in this Agreement shall be distributed by the Subordination Agent (i) in the order of priority specified in Section 3.3 and (ii) to the extent received or realized at any time
             -----------
after the Final Distributions for each Class of Certificates have been made in the manner provided in clause first of Section 3.3.
                       ------ -----    -----------

     (b) On any interest payment date under each Liquidity Facility which is not a Distribution Date, the Subordination Agent shall pay to the Liquidity Provider under such Liquidity Facility from, and to the extent of, amounts on deposit in the Collection Account, an amount equal to the amount of interest then due and payable to such Liquidity Provider under such Liquidity Facility. The amount of Investment Earnings to be paid or applied pursuant to this Section 3.4(b) or Section 3.6(f) shall reduce the Liquidity Obligations in respect of interest due to any Liquidity Provider only to the extent actually paid or applied.

          (c) Except as otherwise provided in Section 3.3, if the Subordination
                                              -----------
Agent receives any Scheduled Payment after the Scheduled Payment Date relating thereto, but prior to such payment becoming an Overdue Scheduled Payment, then the Subordination Agent shall deposit such Scheduled Payment in the Collection Account and promptly distribute such Scheduled Payment in accordance with the priority of distributions set forth in Section 3.2; provided, however, that for
                                       -----------  --------  -------
the purposes of this Section 3.4(c) only, each reference in clause second or
                     -----------                            ------ ------
eighth of Section 3.2 to "Distribution Date" shall be deemed to mean the actual
------    -----------
date of payment of such Scheduled Payment and each reference in clause fifth,
                                                                ------ -----
sixth or seventh of Section 3.2 to "Distribution Date" shall be deemed to refer
-----    -------    -----------
to such Scheduled Payment Date.

     3.5  Payments to the Trustee and the Liquidity Providers.  Any amounts
          ---------------------------------------------------
distributed hereunder to any Liquidity Provider shall be paid to such Liquidity Provider by wire transfer of funds to the address such Liquidity Provider shall provide to the Subordination Agent. The Subordination Agent shall provide a Written Notice of any such transfer to the applicable Liquidity Provider, as the case may be, at the time of such transfer. Any amounts distributed hereunder by the Subordination Agent to any Trustee which shall not be the same institution as the Subordination Agent shall be paid to such Trustee by wire transfer funds at the address such Trustee shall provide to the Subordination Agent.

     3.6  Liquidity Facilities.  (a)  Interest Drawings.  If on any Distribution
          --------------------        -----------------
Date, after giving effect to the subordination provisions of this Agreement, the Subordination Agent shall not have sufficient funds for the payment of any amounts due and owing in respect of accrued interest on the Class A-1 Certificates, the Class A-2 Certificates or the Class B Certificates (at the Stated Interest Rate for such Class of Certificates), then, prior to 12:00 noon (New York City time) on such Distribution Date, the Subordination Agent shall request a drawing (each such drawing or payment, an "Interest Drawing") under
                                                     ----------------
the Liquidity Facility with respect to such Class of Certificates in an amount equal to the lesser of (i) an amount sufficient to pay the amount of such accrued interest and (ii) the Available Amount at such time under such Liquidity Facility, and, upon receipt by the Subordination Agent thereof, shall pay such amounts to the Trustee with respect to such Class of Certificates in payment of such accrued interest.

          (b) Application of Interest Drawings.  Notwithstanding anything to the
              --------------------------------
contrary contained in this Agreement, (i) all payments received by the Subordination Agent in respect of an Interest Drawing under the Class A-1 Liquidity Facility and all amounts withdrawn by the Subordination Agent from the Class A-1 Cash Collateral Account, and payable in each case to the Class A-1 Certificateholders, shall be promptly distributed to the Class A-1 Trustee, (ii) all payments received by the Subordination Agent in respect of an Interest Drawing under the Class A-2 Liquidity Facility and all amounts withdrawn by the Subordination Agent from the Class A-2 Cash Collateral

Account, and payable in each case to the Class A-2 Certificateholders, shall be promptly distributed to the Class A-2 Trustee, and (iii) all payments received by the Subordination Agent in respect of an Interest Drawing under the Class B Liquidity Facility and all amounts withdrawn by the Subordination Agent from the Class B Cash Collateral Account, and payable in each case to the Class B Certificateholders, shall be promptly distributed to the Class B Trustee.

          (c) Downgrade of Liquidity Providers; Downgrade Drawings.  If at any
              ----------------------------------------------------
time any relevant debt rating of any Liquidity Provider is lower than the applicable Threshold Rating, such Liquidity Provider shall provide notice of such downgrading in writing to United, the Subordination Agent, the Class A-1 Trustee, the Class A-2 Trustee and the Class B Trustee. Within 30 days after such Liquidity Provider receives notice of such downgrading (but no later than the expiration date of the Liquidity Facility issued by the downgraded Liquidity Provider (the "Downgraded Facility")), such Liquidity Provider or United may
               -------------------
arrange for one or more Replacement Liquidity Providers to issue and deliver a Replacement Liquidity Facility to the Subordination Agent. If a Downgraded Facility has not been replaced in accordance with the terms of this paragraph, the Subordination Agent shall, on such 30th day, or the 10/th/ day, if the Liquidity Provider is rated lower than A-3 by Standard & Poor's (or if such day is not a Business Day, on the next succeeding Business Day) (or, if earlier, the expiration date of such Downgraded Facility) request a drawing in accordance with and to the extent permitted by such Downgraded Facility (such drawing, a "Downgrade Drawing") of the Available Amount thereunder. Amounts drawn pursuant
------------------
to a Downgrade Drawing shall be maintained and invested as provided in Section
                                                                       -------
3.6(f).  The applicable Liquidity Provider may also arrange for one or more
------
Replacement Liquidity Providers to issue and deliver a Replacement Liquidity Facility at any time after such Downgrade Drawing so long as such Downgrade Drawing has not been reimbursed in full to such Liquidity Provider.

          (d) Non-Extension Drawings.  If any Liquidity Facility with respect to
              ----------------------
any Class of Certificates is scheduled to expire on a date (the "Stated
                                                                 ------
Expiration Date") prior to the date that is fifteen (15) days after the Final
---------------
Maturity Date for such Class of Certificates, then, no earlier than the 60th day and no later than the 40th day prior to such Stated Expiration Date (unless such Stated Expiration Date is on or after the date that is 15 days after the Final Maturity Date for such Class of Certificates), the Subordination Agent shall request that the Liquidity Provider for such Liquidity Facility extend the Stated Expiration Date to the earlier of (i) the date that is 15 days after the Final Maturity Date for such Class of Certificates and (ii) the date that is the day immediately preceding the 364th day occurring after the last day of the Consent Period (as hereinafter defined) (unless the obligations of such Liquidity Provider are earlier terminated in accordance with such Liquidity Facility). Whether or not the Liquidity Provider has received such a request from the Subordination Agent, the Liquidity Provider shall advise the Subordination Agent, no earlier than the 40/th/ day (or, if earlier, the date of the Liquidity Provider's receipt of such request, if any, from the Subordination Agent), and no later than the 25th day prior to the Stated Expiration Date (such period, with respect to such Liquidity Facility, the "Consent Period"), whether,
                                                      --------------
in its sole discretion, it agrees to so extend the Stated Expiration Date.  If
(A) on or before the date on which such Consent Period ends, such Liquidity Facility shall not have been replaced in accordance with Section 3.6(e), and (B) the

Liquidity Provider fails irrevocably and unconditionally to advise the Subordination Agent on or before the date on which such Consent Period ends that the Stated Expiration Date shall be so extended for such Liquidity Facility, the Subordination Agent shall on the date on which such Consent Period ends (or as soon as possible thereafter), in accordance with the terms of the expiring Liquidity Facility (a "Non-Extended Facility"), request a drawing under such
                       ---------------------
expiring Liquidity Facility (such drawing, a "Non-Extension Drawing") of all
                                              ---------------------
available and undrawn amounts thereunder. Amounts drawn pursuant to a Non-Extension Drawing shall be maintained and invested in accordance with Section
                                                                      -------
3.6(f).
------

          (e) Issuance of Replacement Liquidity Facility.  (i) At any time,
              ------------------------------------------
United may, at its option, arrange for Replacement Liquidity Facilities to replace the Liquidity Facilities for the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates; provided, however, that the initial
                                           --------  -------
Liquidity Provider shall not be replaced by United as a Liquidity Provider with respect to any Class of Certificates unless (A) there shall have become due to such initial Liquidity Provider, or such initial Liquidity Provider shall have demanded, amounts pursuant to Section 3.01, 3.02 or 3.03 of any applicable
                              ------------  ----    ----
Liquidity Facility and the replacement of such initial Liquidity Provider would reduce or eliminate the obligation to pay such amounts or United determines in good faith that there is a substantial likelihood that such initial Liquidity Provider will have the right to claim any such amounts (unless such initial Liquidity Provider waives, in writing, any right it may have to claim such amounts), which determination shall be set forth in a certificate delivered by United to such initial Liquidity Provider setting forth the basis for such determination and accompanied by an opinion of outside counsel selected by United and reasonably acceptable to such initial Liquidity Provider verifying the legal conclusions, if any, of such certificate relating to such basis, provided that, in the case of any likely claim for such amounts based upon any
--------
proposed, or proposed change in, law, rule, regulation, interpretation, directive, requirement, request or administrative practice, such opinion may assume the adoption or promulgation of such proposed matter, (B) it shall become unlawful or impossible for such initial Liquidity Provider (or its Lending Office) to maintain or fund its LIBOR Advances as described in Section 3.10 of any Liquidity Facility, (C) any Liquidity Facility of such initial Liquidity Provider shall become a Downgraded Facility or a Non-Extended Facility or a Downgrade Drawing or a Non-Extension Drawing shall have occurred under any Liquidity Facility of such initial Liquidity Provider or (D) such initial Liquidity Provider shall have breached any of its payment (including, without limitation, funding) obligations under any Liquidity Facility in respect of which it is the Liquidity Provider. If such Replacement Liquidity Facility is provided at any time after a Downgrade Drawing or Non-Extension Drawing has been made, all funds on deposit in the relevant Cash Collateral Account will be returned to the Liquidity Provider being replaced. If (x) any Liquidity Provider shall determine not to extend any of its Liquidity Facilities in accordance with Section 3.6(d) or (y) any Liquidity Provider has made a Non-
                --------------
Extension Drawing under any Liquidity Facility, then such Liquidity Provider may, at its option, arrange for a Replacement Liquidity Facility to replace such Liquidity Facility (in the case of clause (x) during the period no earlier than 40 days and no later than 25 days prior to the then effective Stated Expiration Date of such Liquidity Facility and in the case of clause (y) at any time after the making of such Non-Extension Drawing).

          (ii) No such Replacement Liquidity Facility executed in connection therewith shall become effective and no such Replacement Liquidity Facility shall be deemed a "Liquidity Facility" under the Operative Agreements, unless and until (i) each of the conditions referred to in Section 3.6(e)(iv) shall
                                                    ------------------
have been satisfied and (ii) if such Replacement Liquidity Facility shall materially adversely affect the rights, remedies, interests or obligations of the Class A-1 Certificateholders, the Class A-2 Certificateholders, or the Class B Certificateholders under any of the Operative Agreements, the applicable Trustee shall have consented, in writing, to the execution and issuance of such Replacement Liquidity Facility.

          (iii) In connection with the issuance of each Replacement
Liquidity Facility, the Subordination Agent shall (x) prior to the issuance of such Replacement Liquidity Facility, obtain written confirmation from each Rating Agency that such Replacement Liquidity Facility will not cause a reduction of any rating then in effect for the Class A-1 Certificates, the Class A-2 Certificates or the Class B Certificates by such Rating Agency (without regard to any downgrading of any rating of any Liquidity Provider being replaced pursuant to Section 3.6(c)), (y) pay all Liquidity Obligations then owing to the
            --------------
replaced Liquidity Provider (which payment may be made as provided in clause
                                                                      ------
(viii) of Section 3.6(f) pursuant to a drawing under the Replacement Liquidity
------    -------------
Facility, or otherwise) and (z) cause the issuer or issuers of the Replacement Liquidity Facility to deliver the Replacement Liquidity Facility to the Subordination Agent, together with a legal opinion opining that such Replacement Liquidity Facility is an enforceable obligation of such Replacement Liquidity Providers.

          (iv)  Upon satisfaction of the conditions set forth in Sections
                                                                 --------
3.6(e)(ii) and 3.6(e)(iii) (w) the replaced Liquidity Facility shall terminate,
----------     -----------
(x) the Subordination Agent shall, if and to the extent so requested by United or the Liquidity Provider being replaced, execute and deliver any certificate or other instrument required in order to terminate the replaced Liquidity Facility, shall surrender the replaced Liquidity Facility to the Liquidity Provider being replaced and shall execute and deliver the Replacement Liquidity Facility and any associated Fee Letter, (y) each of the parties hereto shall enter into any amendments to this Agreement necessary to give effect to (a) the replacement of the applicable Liquidity Provider with the applicable Replacement Liquidity Provider and (b) the replacement of the applicable Liquidity Facility with the applicable Replacement Liquidity Facility, and (z) the applicable Replacement Liquidity Provider shall be deemed to be a Liquidity Provider with the rights and obligations of a Liquidity Provider hereunder and under the other Operative Agreements and such Replacement Liquidity Facility shall be deemed to be a Liquidity Facility hereunder and under the other Operative Agreements.

          (f)   Cash Collateral Accounts; Withdrawals; Investments.  If the
                --------------------------------------------------
Subordination Agent shall draw all available amounts under the Class A-1 Liquidity Facility, the Class A-2 Liquidity Facility or the Class B Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i), or in the event that
                     --------------  ------    ------
amounts are to be deposited in any Cash Collateral Account related to the Liquidity Facilities pursuant to subclause (B) of clause third of Section 2.4(b)
                                 -------------    ------------    --------------
or 3.2 or subclause (B) of clause
   ---    -------------    ------
fourth of Section 3.3, amounts so drawn or to be deposited, as the case may be,
------    -----------
shall be deposited by the Subordination Agent in the Class A-1 Cash Collateral Account, Class A-2 Cash Collateral Account or the Class B Cash Collateral Account, respectively. Amounts so deposited in the Cash Collateral Accounts shall be invested in Eligible Investments in accordance with Section 2.2(b).
                                                             --------------
Investment Earnings on amounts on deposit in the Cash Collateral Account with respect to any Liquidity Facility shall be paid after a Non-Extension Drawing by the Subordination Agent to the relevant Liquidity Provider on each Distribution Date and, to the extent not so paid, together with all other Investment Earnings shall be deposited in the Collection Account prior to giving effect to the distributions below on each Distribution Date commencing on the first Distribution Date after any such Drawing. The Subordination Agent shall deliver a written statement to United and each Liquidity Provider one day prior to each Distribution Date setting forth the aggregate amount of Investment Earnings held in the Cash Collateral Accounts as of such date. In addition, from and after the date funds are so deposited, the Subordination Agent shall make withdrawals from such account as follows:

          (i) on each Distribution Date, the Subordination Agent shall, to the extent it shall not have received funds to pay accrued and unpaid interest due and payable on the Class A-1 Certificates from any other source, withdraw from the Class A-1 Cash Collateral Account, and pay to the Class A-1 Trustee for the benefit of the Class A-1 Certificateholders, an amount equal to the lesser of (x) an amount necessary to pay accrued and unpaid interest on such Class A-1 Certificates and (y) the amount on deposit in the Class A-1 Cash Collateral Account;

          (ii) on each Distribution Date, the Subordination Agent shall, to the extent it shall not have received funds to pay accrued and unpaid interest due and payable on the Class A-2 Certificates from any other source, withdraw from the Class A-2 Cash Collateral Account, and pay to the Class A-2 Trustee for the benefit of the Class A-2 Certificateholders, an amount equal to the lesser of (x) an amount necessary to pay accrued and unpaid interest on such Class A-2 Certificates and (y) the amount on deposit in the Class A-2 Cash Collateral Account;

          (iii) on each Distribution Date, the Subordination Agent shall, to the extent it shall not have received funds to pay accrued and unpaid interest due and payable on the Class B Certificates from any other source, withdraw from the Class B Cash Collateral Account, and pay to the Class B Trustee for the benefit of the Class B Certificateholders, an amount equal to the lesser of (x) an amount necessary to pay accrued and unpaid interest on such Class B Certificates and (y) the amount on deposit in the Class B Cash Collateral Account;

          (iv) on each date on which the Pool Balance of the Class A-1 Trust shall have been reduced by payments made to the Class A-1 Certificateholders pursuant to Section 2.4, 3.2 or 3.3, the Subordination
                                    -----------  ---    ---
     Agent shall withdraw from the Class A-1 Cash Collateral Account such amount as is necessary so that (after giving effect to the reduction of the Pool Balance on such date, any prior withdrawal of amounts on deposit in the Class A-1 Cash Collateral Account on such date and any transfer of Investment Earnings from such Cash Collateral Account to the Collection Account or the Special Payments Account on such date) an amount equal to the sum of the Required Amount (with respect to the Class A-1 Liquidity Facility) plus any Investment Earnings remaining on deposit in such Cash Collateral Account will be on deposit in the Class A-1 Cash Collateral Account and shall first, pay such amount to the Class A-1 Liquidity Provider until the
     -----
     Liquidity Obligations (with respect to the Class A-1 Certificates) owing to such Liquidity Provider shall have been paid in full, and second, deposit
                                                               ------
     any remaining amount into the Collection Account;

          (v) on each date on which the Pool Balance of the Class A-2 Trust shall have been reduced by payments made to the Class A-2 Certificateholders pursuant to Section 2.4, 3.2 or 3.3, the Subordination
                                    -----------  ---    ---
     Agent shall withdraw from the Class A-2 Cash Collateral Account such amount as is necessary so that (after giving effect to the reduction of the Pool Balance on such date, any prior withdrawal of amounts on deposit in the Class A-2 Cash Collateral Account on such date and any transfer of Investment Earnings from such Cash Collateral Account to the Collection Account or the Special Payments Account on such date) an amount equal to the sum of the Required Amount (with respect to the Class A-2 Liquidity Facility) plus any Investment Earnings remaining on deposit in such Cash Collateral Account will be on deposit in the Class A-2 Cash Collateral Account and shall first, pay such amount to the Class A-2 Liquidity
                       -----
     Provider until the Liquidity Obligations (with respect to the Class A-2 Certificates) owing to such Liquidity Provider shall have been paid in full, and second, deposit any remaining amount into the Collection Account;
               ------

          (vi) on each date on which the Pool Balance of the Class B Trust shall have been reduced by payments made to the Class B Certificateholders pursuant to Section 2.4, 3.2 or 3.3, the Subordination Agent shall withdraw
                 -----------  ---    ---
     from the Class B Cash Collateral Account such amount as is necessary so that (after giving effect to the reduction of the Pool Balance on such date, any prior withdrawal of amounts on deposit in the Class B Cash Collateral Account on such date and any transfer of Investment Earnings from such Cash Collateral Account to the Collection Account or the Special Payments Account on such date) an amount equal to the sum of the Required Amount (with respect to the Class B Liquidity Facility) plus any Investment Earnings remaining on deposit in such Cash Collateral Account will be on deposit in the Class B Cash Collateral Account and shall first, pay such
                                                              -----
     amount to the Class B Liquidity Provider until the Liquidity Obligations (with respect to the Class B Certificates) owing to such Liquidity Provider shall have been paid in full, and second, deposit any remaining amount into
                                       ------
     the Collection Account;

          (vii) if a Replacement Liquidity Facility for any Class of Certificates shall be delivered to the Subordination Agent following the date on which funds have been deposited into the Cash Collateral Account related to the Liquidity Facility for such Class of Certificates, the Subordination Agent shall withdraw all amounts on deposit in such Cash

     Collateral Account and shall pay such amounts to the replaced Liquidity Provider until all Liquidity Obligations owed to such Person shall have been paid in full pro rata on the basis of the amount of Liquidity Obligations owed to each Liquidity Provider, and shall deposit any remaining amount in the Collection Account; and

          (viii) following the payment of Final Distributions with respect to the Class A-1 Certificates, the Class A-2 Certificates or the Class B Certificates, on the date on which the Subordination Agent shall have been notified by any Liquidity Provider for such Class of Certificates that the Liquidity Obligations owed to such Liquidity Provider have been paid in full, the Subordination Agent shall withdraw all amounts on deposit in the Cash Collateral Account related to the Liquidity Facility in respect of such Class of Certificates and shall deposit such amount into the Collection Account.

          (g)    Reinstatement.  With respect to any Interest Drawing under the
                 -------------
Liquidity Facility for any Trust, upon the reimbursement of each applicable Liquidity Provider for all or any part of the amount of such Interest Drawing, together with any accrued interest thereon, the Available Amount of such Liquidity Facility shall be reinstated by an amount equal to the amount of such Interest Drawing so reimbursed to the relevant Liquidity Provider, but not to exceed the Stated Amount for such Liquidity Facility; provided, however, that
                                                      --------  -------
such Liquidity Facility shall not be so reinstated in part or in full at any time if (x) both a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the relevant Liquidity Facility or (y) a Final Drawing shall have occurred with respect to such Liquidity Facility. In the event that, with respect to any particular Liquidity Facility, (i) funds are withdrawn from the related Cash Collateral Account pursuant to clauses (i), (ii) or (iii) of Section 3.6(f) or (ii) such
                    ------- ---  ----    -----    --------------
Liquidity Facility shall become a Downgraded Facility or Non-Extended Facility at a time when unreimbursed Interest Drawings under such Liquidity Facility have reduced the Available Amount thereunder to zero, then funds received by the Subordination Agent at any time other than (x) any time when a Liquidity Event of Default shall have occurred and be continuing with respect to such Liquidity Facility and a Performing Note Deficiency exists or (y) any time after a Final Drawing shall have occurred with respect to such Liquidity Facility, shall be deposited in such applicable Cash Collateral Account as provided in clause third
                                                                    ------ -----
of Section 2.4(b), clause third of Section 3.2 or clause fourth of Section 3.3,
   --------------  ------ -----    -----------    ------ ------    -----------
as applicable, and applied in accordance with Section 3.6(f).
                                              --------------

          (h)    Reimbursement.  The amount of each drawing under the Liquidity
                 -------------
Facilities shall be due and payable, together with interest thereon, on the dates and at the rates, respectively, provided in the Liquidity Facilities.

          (i)    Final Drawing upon Termination Notice.  Upon receipt from a
                 -------------------------------------
Liquidity Provider of a Termination Notice with respect to any Liquidity Facility, the Subordination Agent shall, not later than the date specified in such Termination Notice, in accordance with and to the extent permitted by the terms of such Liquidity Facility, request a drawing under such Liquidity

Facility of all available and undrawn amounts thereunder (a "Final Drawing").
                                                             -------------
Amounts drawn pursuant to a Final Drawing shall be maintained and invested in accordance with Section 3.6(f).
                --------------

          (j) Reduction of Stated Amount.  Promptly following each date on which
              --------------------------
the Required Amount of the Liquidity Facility for a Class of Certificates is reduced as a result of a reduction in the Pool Balance with respect to such Certificates, the Subordination Agent shall, if any such Liquidity Facility provides for reductions of the Stated Amount of such Liquidity Facility and if such reductions are not automatic, request such Liquidity Provider for such Class of Certificates to reduce such Stated Amount to an amount equal to the Required Amount with respect to such Liquidity Facility (as calculated by the Subordination Agent after giving effect to such payment). Each such request shall be made in accordance with the provisions of the applicable Liquidity Facility.

          (k) Relation to Subordination Provisions.  Interest Drawings under the
              ------------------------------------
Liquidity Facilities and withdrawals from the Cash Collateral Accounts, in each case, in respect of interest on the Certificates of the Class A-1 Certificates, the Class A-2 Certificates or the Class B Certificates, shall be distributed to the Trustee for such Class of Certificates, notwithstanding Sections 2.4 , 3.2
                                                            -------------  ---
and 3.3.
    ---

          (l) Assignment of Liquidity Facility.  The Subordination Agent agrees
              --------------------------------
not to consent to the assignment by any Liquidity Provider of any of its rights or obligations under any Liquidity Facility or any interest therein, unless (i) United shall have consented to such assignment and (ii) each Rating Agency shall have provided a Ratings Confirmation in respect of such assignment, and the foregoing is not intended to and shall not be construed to limit the rights of the Liquidity Provider set forth in the last sentence of Section 3.6(e)(i).


                                  ARTICLE IV

                             EXERCISE OF REMEDIES

     4.1  Directions from the Controlling Party.  (a)  (i)  Following the
          -------------------------------------
occurrence and during the continuation of an Indenture Default under any Indenture, the Controlling Party shall direct the Subordination Agent, which in turn shall direct the Indenture Trustee (including, in the case of the Leased Equipment Notes or any Confirmation evidencing a Transaction, as a result of the assignment of such right by AFE Trust to the AFE Indenture Trustee) under such Indenture in the exercise of remedies available to the holders of the Notes issued pursuant to such Indenture or available to AFE Trust (and its successors and assigns including the AFE Indenture Trustee) as counterparty to United under any Confirmation evidencing a Transaction. Such remedies shall include the ability to vote all such Notes in favor of declaring all of the unpaid principal amount of such Notes and accrued interest thereon to be due and payable under, and in accordance with, the provisions of such Indenture as well as the ability to direct the Indenture Trustee under the applicable Owned Aircraft

Indenture to foreclose upon the Lien of such Indenture to satisfy any Swap Obligations then due and owing under the Confirmation secured by such Owned Aircraft Indenture subject to the terms and conditions of such Owned Aircraft Indenture and the AFE Indenture. Subject to the Owner Trustees' and the Owner Participants' rights set forth in the Indentures with respect to the Leased Aircraft and to the 747 Leased Aircraft to purchase the Leased Equipment Notes and the 747 Leased Equipment Notes, respectively, and the provisions of the next paragraph, if the Notes issued pursuant to any Indenture have been Accelerated following an Indenture Default with respect thereto (and in the case of the Leased Equipment Notes, whether or not the AFE Notes have been accelerated), the Controlling Party may sell, assign, contract to sell or otherwise dispose of and deliver all (but not less than all) of such Notes to any Person at public or private sale, at any location at the option of the Controlling Party, all upon such terms and conditions as it may reasonably deem advisable in accordance with applicable law.

          (ii) Subject to the Owner Trustees' and the Owner Participants' rights set forth in the Indentures with respect to Leased Aircraft and to the 747 Leased Aircraft to purchase the Leased Equipment Notes and the 747 Leased Equipment Notes, respectively, and notwithstanding the foregoing, so long as any Certificates remain Outstanding, during the period ending on the date which is nine months after the earliest to occur of (x) the Acceleration of the Equipment Notes issued pursuant to any Indenture, (y) the termination of any Confirmation evidencing a Transaction secured by an Owned Aircraft as a result of an "Event of Default" under and as defined in the applicable Owned Aircraft Indenture and
(z) the occurrence of a United Bankruptcy Event, without the consent of each Trustee (other than any Trustee of a Trust to the extent that United or any Affiliate of United holds a majority-in-interest of the Certificates issued by such Trust and a "Lease Event of Default" under and as defined in any Leased Aircraft Indenture or the 747 Leased Aircraft Indenture or an "Event of Default" under and as defined in any Owned Aircraft Indenture has occurred and is continuing), (A) no Aircraft subject to the Lien of any Owned Aircraft Indenture, Leased Aircraft Indenture or 747 Leased Aircraft Indenture or United Equipment Notes or 747 Leased Equipment Notes may be sold if the net proceeds from such sale would be less than the Minimum Sale Price for such Aircraft or such United Equipment Note or 747 Leased Equipment Notes, and (B) with respect to any Leased Aircraft or the 747 Leased Aircraft, the amount and payment dates of rentals payable by United under the Lease for such Aircraft may not be adjusted, if, as a result of such adjustment, the discounted present value (using the weighted average interest rate of the Equipment Notes issued pursuant to the related Indenture as the discount rate) of all such rentals would be less than 75% of the discounted present value of the rentals payable by United under such Lease before giving effect to such adjustment. In addition, during the period ending on the date nine months after the Acceleration of the AFE Notes issued under the AFE Indenture, without the consent of each Certificateholder (other than United or any Affiliate of United if a "Lease Event of Default" under and as defined in any Leased Aircraft Indenture or the 747 Leased Aircraft Indenture or an "Event of Default" under and as defined in any Owned Aircraft Indenture has occurred and is continuing), no AFE Note may be sold for an amount which is less than the lesser of (i) the then outstanding principal amount plus accrued and unpaid interest on such AFE Note and (ii) 75% of the value of the Leased Equipment Notes, the Confirmations, any Qualified Swap Substitutes (as defined in the

AFE Indenture) and/or any Swap Substitute Accounts (as defined in the AFE Indenture), such value to be determined by an independent investment banking firm of nationally recognized standing selected by the Controlling Party.

          (iii) At the request of the Controlling Party, the Subordination Agent may from time to time during the continuance of an Indenture Default in respect of an Equipment Note Indenture (and before the occurrence of a Triggering Event) commission Appraisals with respect to the Aircraft, the Confirmations, any Qualified Swap Substitutes and/or any Swap Substitute Accounts subject to such Indenture.

          (iv) After a Triggering Event occurs and any Equipment Note becomes a Non-Performing Equipment Note, the Subordination Agent shall obtain Appraisals with respect to all of the Aircraft (the "LTV Appraisals") as soon as
                                          --------------
practicable and additional LTV Appraisals on or prior to each anniversary of the date of such initial LTV Appraisals; provided, however, that if the Controlling
                                     --------  -------
Party reasonably objects to the appraised value of the Aircraft shown in such LTV Appraisals, the Controlling Party shall have the right to obtain or cause to be obtained substitute LTV Appraisals (including LTV Appraisals based upon physical inspection of the Aircraft).

          (b) Following the occurrence and during the continuance of an Indenture Default under any Indenture, the Controlling Party shall take such actions as it may reasonably deem most effectual to complete the sale or other disposition of the relevant Aircraft or related Trust Owned Notes and to foreclose upon and sell or otherwise dispose of the Leased Equipment Notes. In addition, in lieu of any sale, assignment, contract to sell or other disposition, the Controlling Party may maintain possession of such Trust Owned Notes and foreclose upon or maintain possession of the Leased Equipment Notes and continue to apply monies received in respect of such Notes in accordance with Article III. In addition, in lieu of such sale, assignment, contract to
     -----------
sell or other disposition, or in lieu of such maintenance of possession, the Controlling Party may instruct the Indenture Trustee (including, in the case of the Leased Equipment Notes, as a result of the assignment of AFE Trust's rights to the AFE Indenture Trustee to so instruct the related Indenture Trustee) under such Indenture to foreclose on the Lien on the related Aircraft. Without limiting the generality of the foregoing, but subject to the provisions of the applicable Owned Aircraft Indenture and the AFE Indenture, the Controlling Party shall take such actions as it may reasonably deem most effectual to realize upon any collateral security (whether constituting an Aircraft, cash or other property) then held by the applicable Indenture Trustee to secure the Transaction evidenced by any Confirmation following the termination of such Transaction.

     4.2  Remedies Cumulative.  Each and every right, power and remedy given to
          -------------------
the Trustees, the Liquidity Providers, the Controlling Party or the Subordination Agent specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may, subject always to the terms and conditions hereof, be exercised from time to time and as often and in such order as may be deemed expedient by any Trustee, the Liquidity Providers, the Controlling Party or the Subordination Agent, as appropriate, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by any Trustee, the Liquidity Providers, the Controlling Party or the Subordination Agent in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

     4.3  Discontinuance of Proceedings.  If any party to this Agreement
          -----------------------------
(including the Controlling Party in such capacity) shall have instituted any Proceeding to enforce any right, power or remedy under this Agreement by foreclosure, entry or otherwise, and such Proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Person instituting such Proceeding, then and in every such case each such party shall, subject to any determination in such Proceeding, be restored to its former position and rights hereunder, and all rights, remedies and powers of such party shall continue as if no such Proceeding had been instituted.

     4.4  Right of Certificateholders to Receive Payments Not to Be Impaired.
          ------------------------------------------------------------------
Anything in this Agreement to the contrary notwithstanding but subject to each Trust Agreement, the right of any Certificateholder or any Liquidity Provider, respectively, to receive payments hereunder (including pursuant to Section 2.4,
                                                                   -----------
3.2 or 3.3) when due, or to institute suit for the enforcement of any such
---    ---
payment on or after the applicable Distribution Date, shall not be impaired or affected without the consent of such Certificateholder or such Liquidity Provider, respectively.

     4.5  Undertaking for Costs.  In any suit for the enforcement of any right
          ---------------------
or remedy under this Agreement or in any suit against any Controlling Party or the Subordination Agent for any action taken or omitted by it as Controlling Party or Subordination Agent, as the case may be, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. The provisions of this Section
                                                                       -------
4.5 do not apply to a suit instituted by the Subordination Agent, a Liquidity
---
Provider or a Trustee or a suit by Certificateholders holding more than 10% of the original principal amount of any Class of Certificates.


                                   ARTICLE V

                      DUTIES OF THE SUBORDINATION AGENT;
                         AGREEMENTS OF TRUSTEES, ETC.

     5.1  Notice of Indenture Default or Triggering Event.  (a)  If the
          -----------------------------------------------
Subordination Agent shall have actual knowledge of the occurrence of an Indenture Default or a Triggering Event, as promptly as practicable, and in any event within 10 days after obtaining knowledge thereof, the Subordination Agent shall transmit by mail or courier to the Rating Agencies, the Liquidity Providers and the Trustees notice of such Indenture Default or Triggering Event, unless such Indenture Default or Triggering Event shall have been cured or waived. For all purposes of this Agreement, in the absence of actual knowledge on the part of a Responsible Officer, the Subordination Agent shall not be deemed to have knowledge of any Indenture Default or Triggering Event unless notified in writing by one or more Trustees, one or more Liquidity Providers or one or more Certificateholders.

          (b) Other Notices.  The Subordination Agent will furnish to each
              -------------
Liquidity Provider and each Trustee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Subordination Agent as registered holder of the Trust Owned Notes, as a holder of a security interest in collateral securing the Leased Equipment Notes or otherwise in its capacity as Subordination Agent to the extent the same shall not have been otherwise directly distributed to such Liquidity Provider or the Trustee, as applicable, pursuant to the express provision of any other Operative Agreement.

     5.2  Indemnification.  The Subordination Agent shall not be required to
          ---------------
take any action or refrain from taking any action under Section 5.1 (other than
                                                        -----------
the first sentence thereof) or Article IV unless the Subordination Agent shall
                               ----------
have been indemnified (to the extent and in the manner reasonably satisfactory to the Subordination Agent) against any liability, cost or expense (including counsel fees and expenses) which may be incurred in connection therewith. The Subordination Agent shall not be under any obligation to take any action under this Agreement and nothing contained in this Agreement shall require the Subordination Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Subordination Agent shall not be required to take any action under Section 5.1 (other than the first sentence
                                     -----------
thereof) or Article IV, nor shall any other provision of this Agreement be
            ----------
deemed to impose a duty on the Subordination Agent to take any action, if the Subordination Agent shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to law.

     5.3  No Duties Except as Specified in Intercreditor Agreement.  The
          --------------------------------------------------------
Subordination Agent shall not have any duty or obligation to take or refrain from taking any action under, or in connection with, this Agreement, except as expressly provided by the terms of this Agreement; and no implied duties or obligations shall be read into this Agreement against the Subordination Agent. The Subordination Agent agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense) promptly take such action as may be necessary to duly discharge all Liens on any of the Trust Accounts or any monies deposited therein which result from claims against it in its individual capacity not related to its activities hereunder or any other Operative Agreement.

     5.4  Notice from the Liquidity Providers and Trustee.  If any Liquidity
          -----------------------------------------------
Provider or any Trustee has notice of an Indenture Default or a Triggering Event, such Person shall promptly give notice thereof to all other Liquidity Providers, to the Trustees and to the Subordination Agent, provided, however,
                                                           --------  -------
that no such Person shall have any liability hereunder as a result of its failure to deliver any such notice.


                                  ARTICLE VI

                            THE SUBORDINATION AGENT

     6.1  Acceptance of Trusts and Duties.  Each of the Class A-1 Trustee, the
          -------------------------------
Class A-2 Trustee and the Class B Trustee hereby designates and appoints the Subordination Agent as the agent and trustee of such Trustee under the applicable Liquidity Facility and authorizes the Subordination Agent to enter into the applicable Liquidity Facility as agent and trustee for such Trustee. Each of the Liquidity Providers and each of the Trustees hereby designates and appoints State Street as the Subordination Agent under this Agreement. State Street hereby accepts the duties hereby created and applicable to it as the Subordination Agent and agrees to perform the same but only upon the terms of this Agreement and agrees to receive and disburse all monies received by it in accordance with the terms hereof. The Subordination Agent shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence or for its negligence in the receipt and disbursement of funds, (b) as provided in Section 2.2 or 5.3 and (c) for
                                          -----------    ---
liabilities that may result from the material inaccuracy of any representation or warranty of the Subordination Agent made in its individual capacity in any Operative Agreement. The Subordination Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Subordination Agent, unless it is proved that the Subordination Agent was negligent in ascertaining the pertinent facts.

     6.2  Absence of Duties.  The Subordination Agent shall have no duty to see
          -----------------
to any recording or filing of this Agreement or any other document, or to see to the maintenance of any such recording or filing.

     6.3  No Representations or Warranties as to Documents.  The Subordination
          ------------------------------------------------
Agent in its individual capacity does not make nor shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Agreement or any other Operative Agreement or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Subordination Agent, made in its individual capacity, under any Operative Agreement to which it is a party. The Certificateholders, the Trustees and the Liquidity Providers make no representation or warranty hereunder whatsoever.

     6.4  No Segregation of Monies; No Interest.  Any monies paid to or retained
          -------------------------------------
by the Subordination Agent pursuant to any provision hereof and not then required to be distributed to any

Trustee or any Liquidity Provider as provided in Articles II and III need not be
                                                 -----------     ---
segregated in any manner except to the extent required by such Articles II and
                                                               -----------
III and by law, and the Subordination Agent shall not (except as otherwise
---
provided in Section 2.2) be liable for any interest thereon; provided, however,
            -----------                                      --------  -------
that any payments received or applied hereunder by the Subordination Agent shall be accounted for by the Subordination Agent so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

     6.5  Reliance; Agents; Advice of Counsel.  The Subordination Agent shall
          -----------------------------------
not incur liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. As to the Pool Balance of any Trust as of any date, the Subordination Agent may for all purposes hereof rely on a certificate signed by any Responsible Officer of the Trustee, and such certificate shall constitute full protection to the Subordination Agent for any action taken or omitted to be taken by it in good faith in reliance thereon. As to any fact or matter relating to the Liquidity Providers or the Trustees the manner of ascertainment of which is not specifically described herein, the Subordination Agent may for all purposes hereof rely on a certificate, signed by any Responsible Officer of the applicable Liquidity Provider or the Trustee, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to the Subordination Agent for any action taken or omitted to be taken by it in good faith in reliance thereon. The Subordination Agent shall assume, and shall be fully protected in assuming, that each of the Liquidity Providers and each of the Trustees are authorized to enter into this Agreement and to take all action to be taken by them pursuant to the provisions hereof, and shall not inquire into the authorization of each of the Liquidity Providers and each of the Trustees with respect thereto. In the administration of the trusts hereunder, the Subordination Agent may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it, and the Subordination Agent shall not be liable for the acts or omissions of any agent appointed with due care or for anything done, suffered or omitted in good faith by it in accordance with the advice or written opinion of any such counsel, accountants or other skilled persons.

     6.6  Capacity in Which Acting.  The Subordination Agent acts hereunder
          ------------------------
solely as agent and trustee herein and not in its individual capacity, except as otherwise expressly provided in the Operative Agreements.

     6.7  Compensation.  The Subordination Agent shall be entitled to reasonable
          ------------
compensation, including expenses and disbursements, for all services rendered hereunder and shall have a priority claim to the extent set forth in Article III
                                                                     -----------
on all monies collected hereunder for the payment of such compensation, to the extent that such compensation shall not be paid by others. The Subordination Agent agrees that it shall have no right against any Trustee or any Liquidity Provider for any fee as compensation for its services as agent under this Agreement. The provisions of this Section 6.7 shall survive the termination of
                                   -----------
this Agreement.

     6.8  May Become Certificateholder.  The institution acting as Subordination
          ----------------------------
Agent hereunder may become a Certificateholder and have all rights and benefits of a Certificateholder to the same extent as if it were not the institution acting as the Subordination Agent.

     6.9  Subordination Agent Required; Eligibility.  There shall at all times
          -----------------------------------------
be a Subordination Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state or territory thereof or the District of Columbia having a combined capital and surplus of at least $75,000,000 (or $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000), if there is such an institution willing and able to perform the duties of the Subordination Agent hereunder upon reasonable or customary terms. Such corporation shall be a citizen of the United States and shall be authorized under the laws of the United States or any State or territory thereof or of the District of Columbia to exercise corporate trust powers and shall be subject to supervision or examination by federal, state, territorial or District of Columbia authorities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any of the aforesaid supervising or examining authorities, then, for the purposes of this Section 6.9, the combined capital
                                            -----------
and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          In case at any time the Subordination Agent shall cease to be eligible in accordance with the provisions of this Section, the Subordination Agent shall resign immediately in the manner and with the effect specified in Section 8.1.
                                                                  -----------

     6.1  Money to Be Held in Trust.  All Notes, monies and other property
          -------------------------
deposited with or held by the Subordination Agent pursuant to this Agreement shall be held in trust for the benefit of the parties entitled to such Notes, monies and other property. All such Notes, monies or other property shall be held in the Trust Department of the institution acting as Subordination Agent hereunder.


                                  ARTICLE VII

                                  [Reserved]


                                 ARTICLE VIII
                         SUCCESSOR SUBORDINATION AGENT

     8.1  Replacement of Subordination Agent; Appointment of Successor.  The
          ------------------------------------------------------------
Subordination Agent may resign at any time by so notifying the Trustee and the Liquidity Providers. United (so long as no "Event of Default" has occurred and is continuing under any Owned Aircraft Indenture or Lease (as such term is defined therein)) or the Controlling Party may remove the Subordination Agent for cause by so notifying the Subordination Agent, and the Controlling Party may appoint a successor Subordination Agent. The Controlling Party shall remove the Subordination Agent if:

          (1) the Subordination Agent fails to comply with Section 6.9;
                                                           -----------

          (2) the Subordination Agent is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Subordination Agent or its property; or

          (4) the Subordination Agent otherwise becomes incapable of acting.

          If the Subordination Agent resigns or is removed or if a vacancy exists in the office of Subordination Agent for any reason (the Subordination Agent in such event being referred to herein as the retiring Subordination Agent), the Controlling Party shall promptly appoint a successor Subordination Agent.

          A successor Subordination Agent shall deliver (x) a written acceptance of its appointment as Subordination Agent hereunder to the retiring Subordination Agent and (y) a written assumption of its obligations hereunder and under each Liquidity Facility to each party hereto, upon which the resignation or removal of the retiring Subordination Agent shall become effective, and the successor Subordination Agent shall have all the rights, powers and duties of the Subordination Agent under this Agreement. The successor Subordination Agent shall mail a notice of its succession to the Liquidity Providers and the Trustees. The retiring Subordination Agent shall promptly transfer its rights under each of the Liquidity Facilities and all of the property held by it as Subordination Agent to the successor Subordination Agent.

          If a successor Subordination Agent does not take office within 60 days after the retiring Subordination Agent resigns or is removed, the retiring Subordination Agent or one or more of the Trustees may petition any court of competent jurisdiction for the appointment of a successor Subordination Agent.

          If the Subordination Agent fails to comply with Section 6.9 (to the
                                                          -----------
extent applicable), one or more of the Trustees or one or more of the Liquidity Providers may petition any court of competent jurisdiction for the removal of the Subordination Agent and the appointment of a successor Subordination Agent.

          Notwithstanding the foregoing, no resignation or removal of the Subordination Agent shall be effective unless and until a successor has been appointed. No appointment of a successor Subordination Agent shall be effective unless and until the Rating Agencies shall have delivered a Ratings Confirmation.


                                  ARTICLE IX

                          SUPPLEMENTS AND AMENDMENTS

     9.1  Amendments, Waivers, etc.  (a)  This Agreement may not be
          -------------------------
supplemented, amended or modified without the consent of the Trustee (acting except in the case of any amendment pursuant to Section 3.6(e) hereof with
                                                --------------
respect to any Replacement Liquidity Facility or any amendment contemplated by the last sentence of this Section 9.1(a) with the consent of holders of
                          --------------
Certificates of each Class evidencing interests in the related Trust aggregating not less than a majority in interest in such Trust or as otherwise authorized pursuant to the relevant Trust Agreements), the Subordination Agent and each Liquidity Provider; provided, however, that this Agreement may be supplemented,
                    --------  -------
amended or modified without the consent of any Trustee and any Liquidity Provider if such supplement, modification or amendment is in accordance with
Section 9.1(c) or cures an ambiguity or inconsistency or does not materially
--------------
adversely affect such Trustee, the Liquidity Providers or the holders of the related Class of Certificates; provided, further, however, that if such
                               --------  -------  -------
supplement, amendment or modification would (x) directly or indirectly modify or supersede, or otherwise conflict with, Section 2.2(b), Section 3.6(f) or the
                                       --------------  --------------
second sentence of Section 10.6 (collectively, together with this proviso, the
                   ------------
"United Provisions") or (y) otherwise adversely affect the interests of a
------------------
potential Replacement Liquidity Provider or of United with respect to its payment obligations under any Lease or Owned Aircraft Indenture, then such supplement, amendment or modification shall not be effective without the additional written consent of United. Notwithstanding the foregoing, without the consent of each Certificateholder and each Liquidity Provider, no supplement, amendment or modification of this Agreement may (i) reduce the percentage of the interest in any Trust or Trusts of the same Class evidenced by the Certificates issued by such Trust or Trusts necessary to consent to modify or amend any provision of this Agreement or to waive compliance therewith or (ii) except as provided in Section 9.1(c) modify Section 2.4, 3.2, 3.3 or 3.6(f) relating to
            --------------        -----------  ---  ---    ------
the distribution of monies received by the Subordination Agent hereunder from the Trust Owned Notes or pursuant to the Liquidity Facilities. Nothing contained in this Section 9.1 shall require the consent of the Trustee with
                  -----------
respect to a Class of Certificates at any time following the payment of Final Distributions with respect to such Class of Certificates.

          If the Replacement Liquidity Facility for any Liquidity Facility in accordance with Section 3.6(e) hereof is to be comprised of more than one
                --------------
instrument as contemplated by the definition of the term "Replacement Liquidity Facility", then each of the parties hereto agrees to amend this Agreement to incorporate appropriate mechanics for multiple Liquidity Facilities for an individual Trust.

          (b) If the Subordination Agent, as the registered holder of any Trust Owned Notes, receives a request for its consent to any amendment, modification or waiver under or with respect to any such Notes, any Confirmation, the Indenture pursuant to which such Notes were issued or if applicable, any Leased Equipment Notes, the Lease, Participation Agreement or other related document, (i) if no Indenture Default shall have occurred and be continuing, the Subordination Agent shall request instructions from the Trustee which holds the relevant Trust Owned Notes and the consent of each Liquidity Provider (which consent shall not be unreasonably withheld or delayed) and shall vote or consent in accordance with the vote of each such Trustee and the instructions of the Liquidity Providers and (ii) if any Indenture Default (which, in the case of an Indenture pertaining to a Leased Aircraft, has not been cured by the Owner Trustee or the Owner Participant thereunder, if applicable, pursuant to Section 4.3 of such Indenture or in the case of an Indenture pertaining to the 747 Leased Aircraft, has not been cured by the Owner Trustee or the Owner Participant thereunder, if applicable, pursuant to Section 8.03(e) of such Indenture) shall have occurred and be continuing with respect to such Indenture, the Subordination Agent will exercise its voting rights as directed by the Controlling Party, subject to Section 4.1; provided, however,
                                              -----------  --------  -------
that no amendment of or supplement to any Indenture, Lease, Participation Agreement or other related document or waiver or modification of the terms of, or consent under, any thereof, shall without the consent of each Liquidity Provider, have any of the effects listed in the proviso of Section 11.02(a) of any Indenture.

          (c) If, with respect to any Aircraft, Class D Certificates are issued, this Agreement shall be amended by written agreement of United and the Subordination Agent to provide for the subordination of such Class D Certificates to the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C-1 Certificates and the Class C-2 Certificates substantially in the same manner as the Class C-1 Certificates and the Class C-2 Certificates are subordinated hereunder to the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates. A Ratings Confirmation shall be obtained prior to any such issuance. The amendment to this Agreement to give effect to the issuance of any Class D Certificates shall include:

          (i) the trustee of the Class D Trust shall be added as a party to this Agreement;

          (ii) the definitions of "Cash Collateral Account," "Certificate," "Class," "Equipment Notes," "Final Maturity Date," "Liquidity Facilities," "Liquidity Provider," "LTV Ratio," "Stated Interest Rate," "Trust," "Trust Agreement," and "Controlling Party" shall be revised, as appropriate, to reflect the issuance of the Class D Certificates and the subordination thereof; and

          (iii) the provisions of this Agreement governing payments with respect to Certificates and related notices, including Sections 2.4, 3.1, 3.2, 3.3
                                                    ------------------ --------
     and 3.6(f), shall be
         ------
     revised to provide for distributions on the Class D Certificates after payment of all relevant distributions on the Class C-1 Certificates and the Class C-2 Certificates.

If, with respect to any Aircraft, Series D United Equipment Notes are issued to any Person other than the Class D Trust, this Agreement shall be amended by written agreement of United and the Subordination Agent to (i) provide for each holder of a Series D United Equipment Note to be bound by the provisions of
Section 2.6(a) so that the Controlling Party, among other things, shall be
--------------
entitled to direct the applicable Indenture Trustee as provided therein (and such Series D United Equipment Notes shall make effective provision therefor so as to bind each holder thereof to such provisions of Section 2.6(a) and (ii) to
                                                     --------------
revise the definitions of "Controlling Party" and "Equipment Notes," as appropriate, to reflect the issuance of the Series D United Equipment Notes (and the prior rights, as against the holders of such Series D United Equipment Notes, of the Class A-1 Trustee, the Class A-2 Trustee, the Class B Trustee, the Class C-1 Trustee and the Class C-2 Trustee to be such "Controlling Party"). A Ratings Confirmation shall be obtained prior to any such issuance.

     9.2  Subordination Agent Protected.  If, in the reasonable opinion of the
          -----------------------------
institution acting as the Subordination Agent hereunder, any document required to be executed pursuant to the terms of Section 9.1 affects any right, duty,
                                        -----------
immunity or indemnity with respect to it under this Agreement or any Liquidity Facility, the Subordination Agent may in its discretion decline to execute such document.

     9.3  Effect of Supplemental Agreements.  Upon the execution of any
          ---------------------------------
amendment or supplement hereto pursuant to the provisions hereof, this Agreement shall be and be deemed to be and shall be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Agreement of the parties hereto and beneficiaries hereof shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental agreement shall be and be deemed to be and shall be part of the terms and conditions of this Agreement for any and all purposes. In executing or accepting any supplemental agreement permitted by this Article IX, the Subordination Agent shall be entitled to receive, and shall
     ----------
be fully protected in relying upon, an opinion of counsel stating that the execution of such supplemental agreement is authorized or permitted by this


     9.4  Copy to Rating Agencies.  Promptly following its receipt of each
          -----------------------
amendment, consent, modification, supplement or waiver contemplated by this

Article IX, the Subordination Agent shall send a copy thereof to each Rating
----------
Agency.


                                   ARTICLE X

                                 MISCELLANEOUS

     10.1  Termination of Intercreditor Agreement.  Following payment of Final
           --------------------------------------
Distributions with respect to each Class of Certificates and the payment in full of all Liquidity Obligations to the Liquidity Providers and so long as (i) there shall then be no other amounts due to the Certificateholders, the Trustee, the Liquidity Providers and the Subordination Agent hereunder or under the Trust Agreements and (ii) the commitment of the Liquidity Providers under the Liquidity Facilities shall have expired or been terminated, this Agreement and the trusts created hereby shall terminate and this Agreement shall be of no further force or effect. Except as aforesaid or otherwise provided, this Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

     10.2  Intercreditor Agreement for Benefit of Trustee, Liquidity Providers
           -------------------------------------------------------------------
and Subordination Agent.  Nothing in this Agreement, whether express or implied,
-----------------------
shall be construed to give to any Person other than the Trustee, the Liquidity Providers and the Subordination Agent (and United, in the case of Section 9.1)
                                                                  -----------
any legal or equitable right, remedy or claim under or in respect of this Agreement.

     10.3  Notices.  Unless otherwise expressly specified or permitted by the
           -------
terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Agreement to be made, given, furnished or filed shall be in writing, mailed by certified mail, postage prepaid, or by confirmed telecopy and

     (i)   if to the Subordination Agent, addressed to it at its office at:

           State Street Bank and Trust Company of Connecticut,
           National Association
           225 Asylum Street
           Goodwin Square
           Hartford, Connecticut 06103
           Attention: Corporate Trust Division
           Telephone: 860-244-1844
           Telecopy: 860-244-1881

     (ii)  if to the Trustee, addressed to it at its office at:

           State Street Bank and Trust Company of Connecticut,
           National Association
           225 Asylum Street
           Goodwin Square
           Hartford, Connecticut 06103
           Attention: Corporate Trust Division
           Telephone: 860-244-1844
           Telecopy: 860-244-1881

     (iii)  if to the Liquidity Provider, addressed to it at its office at:

            Landesbank Hessen-Thuringen Girozentrale
            Main Tower
            Neue Mainzer Str. 52 - 58
            60311 Frankfurt am Main
            Germany
            Attention: Asset Finance
            Telecopy: 49-69-9132-4392

            with a copy to:

            Landesbank Hessen-Thuringen
            420 Fifth Avenue, 24/th/ Floor
            New York, NY 10018
            Attention: Project Finance, Michael Novack
            Telephone: 212-703-5224
            Telecopy:  212-703-5256

Whenever any notice in writing is required to be given by the Trustee or any Liquidity Provider or the Subordination Agent to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, if such notice is mailed by certified mail, postage prepaid or by courier service or is sent by confirmed telecopy addressed as provided above. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Agreement.

     10.4  Severability.  Any provision of this Agreement which is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.5  No Oral Modifications or Continuing Waivers.  No terms or provisions
           -------------------------------------------
of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other Person whose consent is required pursuant to this Agreement and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     10.6  Successors and Assigns.  All covenants and agreements contained
           ----------------------
herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and assigns of each, all as herein provided. The agreements contained in Section 9.1 shall
                                                             -----------
inure to the benefit of United and its successors and assigns.

     10.7  Headings.  The headings of the various Articles and Sections herein
           --------
and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     10.8  Counterpart Form.  This Agreement may be executed by the parties
           ----------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

     10.9  Subordination.  (a)  As between the Liquidity Providers, on the one
           -------------
hand, and the Trustees and the Certificateholders, on the other hand, and as among the Trustees and the related Certificateholders, this Agreement shall be a subordination agreement for purposes of Section 510 of the United States Bankruptcy Code, as amended from time to time.

          (b) Notwithstanding the provisions of this Agreement, if prior to the payment in full to the Liquidity Providers of all Liquidity Obligations then due and payable, any party hereto shall have received any payment or distribution in respect of Notes or any other amount under the Indentures or other Operative Agreements which, had the subordination provisions of this Agreement been properly applied to such payment, distribution or other amount, would not have been distributed to such Person, then such payment, distribution or other amount shall be received and held in trust by such Person and paid over or delivered to the Subordination Agent for application as provided herein.

          (c) If any Trustee, any Liquidity Provider or the Subordination Agent receives any payment in respect of any obligations owing hereunder (or, in the case of the Liquidity Providers, in respect of the Liquidity Obligations), which is subsequently invalidated, declared preferential, set aside and/or required to be repaid to a trustee, receiver or other party, then, to the extent of such payment, such obligations (or, in the case of the Liquidity Providers, such Liquidity Obligations) intended to be satisfied shall be revived and continue in full force and effect as if such payment had not been received.

          (d) The Trustees (on behalf of themselves and the holders of Certificates), the Liquidity Providers and the Subordination Agent confirm that the payment priorities specified in Sections 2.4, 3.2 and 3.3 shall apply in all
                                    ------------  ---     ---
circumstances, notwithstanding the fact that the obligations owed to the Trustees and the holders of Certificates are secured by certain assets and the Liquidity Obligations are not so secured. Each Trustee expressly agrees (on behalf of itself and the holders of Certificates) not to assert priority over the holders of Liquidity Obligations due to their status as secured creditors in any bankruptcy, insolvency or other legal proceeding.

          (e) Each of the Trustees (on behalf of itself and the holders of Certificates), the Liquidity Providers and the Subordination Agent may take any of the following actions without impairing its rights under this Agreement:

          (i) obtain a Lien on any property to secure any amounts owing to it hereunder, including, in the case of the Liquidity Providers, the Liquidity Obligations,

          (ii) obtain the primary or secondary obligation of any other obligor with respect to any amounts owing to it hereunder, including, in the case of the Liquidity Providers, any of the Liquidity Obligations,

          (iii) renew, extend, increase, alter or exchange any amounts owing to it hereunder, including, in the case of the Liquidity Providers, any of the Liquidity Obligations, or release or compromise any obligation of any obligor with respect thereto,

          (iv) refrain from exercising any right or remedy, or delay in exercising such right or remedy, which it may have, or

          (v) take any other action which might discharge a subordinated party or a surety under applicable law;

     provided, however, that the taking of any such actions by any of the
     --------  -------
     Trustee, the Liquidity Providers or the Subordination Agent shall not prejudice the rights or adversely affect the obligations of any other party under this Agreement.

     10.10  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
            -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     10.11  Submission to Jurisdiction; Waiver of Jury Trial; Waiver of
            -----------------------------------------------------------
Indemnity.
----------

          (a) Each of the parties hereto hereby irrevocably and unconditionally:

               (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement, or for recognition and enforcement of any judgment in respect hereof or thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

              (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

              (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to each party hereto at its address set forth in Section
                                                                    -------
          10.3, or at such other address of which the other person shall have
          ----
          been notified pursuant thereto; and

              (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of the parties warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, AND CANNOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

          (c) Each Liquidity Provider hereby waives any immunity it may have from the jurisdiction of the courts of the United States or of any state thereof and waives any immunity any of its properties located in the United States may have from attachment or execution upon a judgment entered by any such court under the United States Foreign Sovereign Immunities Act of 1976 or any similar successor legislation.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written, and acknowledge that this Agreement has been made and delivered in the City of Chicago, and this Agreement has become effective only upon such execution and delivery.


                                    STATE STREET BANK AND TRUST COMPANY OF
                                    CONNECTICUT, NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely as Trustee for each of the Trusts


                                    By:_________________________________________
                                       Name:
                                       Title:

                                    LANDESBANK HESSEN-THURINGEN GIROZENTRALE,
                                       as Class A-1 Liquidity Provider,
                                       Class A-2 Liquidity Provider, and
                                       Class B Liquidity Provider


                                    By:______________________________________
                                       Name:
                                       Title:

                                    STATE STREET BANK AND TRUST COMPANY OF
                                    CONNECTICUT, NATIONAL ASSOCIATION,
                                       not in its individual capacity except as expressly set forth herein but solely as Subordination Agent and trustee


                                    By:________________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE 1


                                  INDENTURES
                                  ----------

     1. Indenture, dated as of July 31, 2000, between AFE, as Issuer (the "Issuer"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     2. Trust Indenture and Mortgage (1992 757 V), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     3. Trust Indenture and Mortgage (1992 757 W), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     4. Trust Indenture and Mortgage (1992 757 X), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     5. Trust Indenture and Mortgage (1992 757 Y), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     6. Trust Indenture and Mortgage (1992 757 Z), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     7. Trust Indenture and Mortgage (1992 757 AA), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     8. First Amended and Restated Trust Indenture and Security Agreement (1989 I), dated as of July 20, 2000, between State Street Bank and Trust Company, as Owner Trustee (the "Owner

Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     9. Trust Indenture and Mortgage (2000 A320-1), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     10. Trust Indenture and Mortgage (2000 A320-2), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     11. Trust Indenture and Mortgage (2000 A320-3), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     12. Trust Indenture and Mortgage (2000 A320-4), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     13. Trust Indenture and Mortgage (2000 A320-5), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     14. Trust Indenture and Mortgage (2000 A320-6), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     15. Trust Indenture and Mortgage (2000 777-1), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     16. Trust Indenture and Mortgage (2000 777-2), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     17. Trust Indenture and Mortgage (2000 777-3), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     18. Trust Indenture and Mortgage (2000 777-4), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     19. Trust Indenture and Mortgage (2000 757-1), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     20. Trust Indenture and Mortgage (2000 767-1), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     21. Trust Indenture and Mortgage (2000 767-2), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").